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                                                                  EXHIBIT 10.26

           [ICON]AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

        STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE--GROSS
            (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)

1.  BASIC PROVISIONS ("BASIC PROVISIONS")

    1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, March 11, 2000, is made by and between RONALD G. COX, Trustee of THE R.G. COX REVOCABLE TRUST ("LESSOR") AND YOUBET.COM, INC., a Delaware corporation ("Lessee") (collectively the "PARTIES," or individually a "PARTY").

    1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this LEASE, and commonly known by the street address of 5901 DeSoto Avenue, Woodland Hills located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) a commercial building (the "Building") containing approximately 30,039 useable square feet and related improvements, (including parking areas) and legally described in Exhibit "A" attached hereto ("PREMISES"). (See Paragraph 2 for further provisions.)

    1.3 TERM: Ten (10) years and no months ("ORIGINAL TERM") commencing on the "Commencement Date" set forth in Paragraph 72 hereof ("COMMENCEMENT DATE") and ending on the "Expiration Date" set forth in Paragraph 72 hereof. ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

    1.4 EARLY POSSESSION: March 15, 2000 ("Early Possession Date"). (SEE PARAGRAPHS 3.2 and 3.3 FOR FURTHER PROVISIONS.)

    1.5  BASE RENT: $60,078.00 per month ("BASE RENT"), payable on the first
(1st) day of each month commencing on the Commencement Date (See Paragraph 4 for further provisions.)
/X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

    1.6 BASE RENT PAID UPON EXECUTION: $120,156.00 as Base Rent for the period specified in Paragraph 52 hereof.

    1.7 SECURITY DEPOSIT: $60,078.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions).

    1.8 PERMITTED USE: general office purposes and other legal uses consistent with similar quality office buildings in the immediate area of the Premises, so long as not prohibited by this Lease or the CC & Rs. (See Paragraph 6 for further provisions.)

    1.9 INSURING PARTY: Lessor is the "INSURING PARTY." $6,353.00 is the "BASE PREMIUM." (See Paragraph 8 for further provisions.)

    1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
CB Richard Ellis represents
/X/ Lessor exclusively ("LESSEE'S BROKER"); / / both Lessee and Lessor, and Lee & Associates represents
/X/ Lessee exclusively ("LESSEE'S BROKER"); / / both Lessee and Lessor. (See Paragraph 15 for further provisions.)

    1.11 Intentionally Omitted

    1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs _____ through _____ and Exhibits "A," "B," "C," "D," and "E" all of which constitute a part of this Lease.

2. PREMISES

    2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Early Possession Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Early Possession Date. If a non-compliance with said warranty exists as of the Early Possession Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Early Possession Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that is has been advised to satisfy itself with respect to the condition of the Premises (including by not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and subject to Paragraphs 2.2 and 2.3 assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

    2.5  Intentionally Omitted.

3. TERM.

    3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

    3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however; shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term. See also the provisions of Paragraph 73 below.

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     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee with fifteen
(15) days after the date that Lessee is entitled to access to the Premises to commence its demolition work pursuant to Paragraph 73.2, Lessee may, at its option, by notice in writing to Lessor within ten (10) business days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) business day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the Unites States, without offset or deduction (except as expressly permitted in this Lease), on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor at the same time that Lessee is required, under Paragraph 52.1, to deposit with Lessor the monthly Base Rent specified in Paragraph 52.1, the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise is in Breach under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including reasonable attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) business days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall; upon written request from Lessor, deposit additional moneys with Lessor sufficient to maintain the same ratio between the Security Deposit and the Base Rent as those amounts are specified in the Basic Provisions. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuissance, or that unreasonably disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

     6.2 HAZARDOUS SUBSTANCES.

         (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority and/or (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurance as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

         (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. If Lessor obtains actual knowledge that a Hazardous Substance has come to be located in, on, under or about the Premises, Lessor shall promptly give written notice thereof to Lessee, and provide Lessee with a copy of any report, notice, claim or other documentation which Lessor receives concerning the presence of such Hazardous Substance. Lessee shall also promptly (and in any event within 10 days after Lessee's receipt or delivery thereof) give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any government authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

         (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control (provided, however, that Lessee shall have no liability under this Lease with respect to the underground migration of any Hazardous Substance under the Premises from adjacent properties not caused by Lessee, its subtenants or assignees or their respective agents, employees, contractors, permittees or licensees, nor with respect to Hazardous Substance contamination existing at the Premises prior to the Early Possession Date so long as Lessee, its subtenants and assignees, and their respective agents, employees, contractors, permittees and licensees, have neither contributed to nor exacerbated such contamination). Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and reasonable attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules, regulations, ordinances, and directives of any governmental authority, covenants, easements and restrictions of record, permits of any governmental authority, and the reasonable requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect (provided, however, that the term "Applicable Law" shall not include covenants, easements and restrictions of record that are first recorded after the execution and delivery of this Lease unless the same are consented to in writing by Lessee), and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within ten (10) business days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any written threat of or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lendor(s)(as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable prior notice for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the reasonable costs and expenses of such inspections, so long as such inspections are reasonably related to the Default or Breach of this Lease or such violation or contamination. Notwithstanding the foregoing, Lessee, at Lessee's sole cost and expense, shall have the right to contest any such alleged violation of Applicable Law by available legal process, provided that Lessee first provides to Lessor adequate security for Lessee's performance as reasonable required by Lessor and provided further that any such contest shall not result in the Premises or Lessor being subject to any risk, loss, cost, expense, liability, damages or obligations of any kind.

7.   MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
     ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS. See also Paragraph 65.2.

         (a)


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                        Lessee shall not cause or permit any Hazardous
Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control.

         (b) Intentionally omitted.

     7.2 LESSOR'S OBLIGATIONS. See also Paragraph 65.1.

Lessor shall not, in any event, have any obligation to make any repairs until Lessor receives written notice of the need for such repairs. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs.


     7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS. As respects the construction of the "Tenant Improvements" (as defined in Paragraph 67 below), in the event of conflict between any of the terms and provisions of this Paragraph 7.3, on the one hand, and any of the terms and provisions of Paragraphs 60 and 67 through 74 below, on the other hand, the terms and provisions of Paragraphs 60 and 67 through 74 below shall control.

         (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery, equipment and furnishings, including but not limited to Lessee's fire protection system associated with Lessee's computer and communication systems, Lessee's security and communications systems and cabling installed by or for Lessee, and Lessee's work stations that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's written consent. See additional provisions of Paragraph 66 hereof.

         (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof. Notwithstanding the foregoing, if the estimated cost of such work is less than one month's Base Rent, and the Security Deposit and the Letter of Credit are both held by Lessor, Lessee shall not be required to post such bond or additional Security Deposit.

         (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall provide a bond satisfying the requirements of California Civil Code Section 3143 (or a successor statute) for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

         (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

         (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Notwithstanding the foregoing, Lessor may not require Lessee to remove any of the initial Tenant Improvements, and Lessor may not require that any other Lessee Owned Alterations or Utility Installations that have been consented to by Lessor in writing be removed by the expiration or earlier termination of this Lease as aforesaid unless the same are not typical and customary for general office operations, and then only if Lessor indicated in writing at the time Lessor provided Lessor's written consent thereto that Lessor would require such removal. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

         (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. INSURANCE; INDEMNITY. See also the additional provisions regarding insurance in Paragraph 54.

     8.1 PAYMENT OF PREMIUM INCREASES.

         (a) Lessee shall pay to Lessor any insurance cost increase ("Insurance Cost Increase") occurring during the term of this Lease. "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance required under Paragraphs 8.2(b), 8.3(a) and 8.3(b). ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, increases resulting from the the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a premium rate increase. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium." In lieu thereof, if the Premises have been previously occupied, the "Base Premium" shall be the annual premium applicable to the most recent occupancy. If the Premises have never been occupied, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term, assuming the most nominal use possible of the Premises. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b) (Liability Insurance Carried by Lessor).

         (b) Lessee shall pay any such Insurance Cost Increase to Lessor within thirty (30) days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement or Expiration of the Lease term.

     8.2 LIABILITY INSURANCE.

         (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises"

See Notes 1, 2 and 3 on Page 3A.                         Initials
                                                                 [ILLEGIBLE]
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                                  PAGE 3
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Endorsement.                                                 The policy shall
not contain any intra-insured [ILLEGIBLE] as between insured persons or organizations, but [ILLEGIBLE] include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee for Lessor as additional insured shall apply as primary insurance. Any other insurance maintained by Lessor or its officers and employees shall be excess only and not contributing with the insurance carried by Lessee, except in the event of sole or contributory negligence on the part of Lessor.

     (b) CARRIED BY LESSOR. In the event Lessor is the insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

   8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

     (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. Notwithstanding the foregoing, Lessor shall not be required to obtain the aforesaid agreed valuation provision or inflation guard protection, but to the extent that Lessor does elect to maintain such insurance in effect, such insurance shall constitute "Required Insurance" pursuant to Paragraph 8.1(a).

     (b) RENTAL VALUE. Lessor shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period.

     (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises for other than normal and customary general office use.

     (d) TENANT'S IMPROVEMENTS. Since Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

   8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3, (except that Lessee shall not be required to obtain an agreed valuation provision or inflation guard protection). Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

   8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor certified copies of, or certificates evidencing the existence and amounts of, the insurance, and with the additional insureds, required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty
(30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor following five (5) business days prior written notice to Lessee may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

   8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

   8.7 INDEMNITY. Except for Lessor's gross negligence, willful misconduct, and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and Lenders (collectively, the "Lessor Parties") from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, reasonable attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in case of claims made against Lessor) litigated and/or reduced to judgement, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Except for the gross negligence or willful misconduct by Lessee or any of its subtenants or assignees or any of their respective officers, agents, employees, contractors, licensees, permittees and invitees, Lessor shall indemnify, protect, defend and hold harmless Lessee, its officers, agents and employees from and against any and all claims, damages, costs, liens, judgments, penalties, reasonable attorney's and consultant's fees, expenses and/or liabilities arising from the gross negligence or willful misconduct of the Lessor Parties in or about the Premises, or from Lessor's breach of its obligations expressly set forth in this Lease beyond any applicable cure period, subject in each case, however, to Lessee's waiver set forth in Paragraph 8.6, and subject to the limitations of Paragraph 8.8. The obligations of the Parties under this Paragraph 8.7 shall survive the expiration or termination of this Lease, except as otherwise expressly agreed in writing by the Parties.

   8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places except to the extent such damage is caused by Lessor's wilful misconduct or the gross negligence of Lessor in the performance of its obligations expressly set forth in this Lease, or other grossly negligent conduct of Lessor while on or about the Premises, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

   9.1  DEFINITIONS.

        (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations where Lessor reasonably estimates that such damage or destruction will require ten (10) months or less to repair. Lessor shall, within thirty (30) days of the occurrence of any such damage or destruction, give Lessee written notice of Lessor's estimate of the time required to repair such damage or destruction.

        (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, where Lessor reasonably estimates that such damage or destruction will require more than ten (10) months to repair.

        (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility
Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

        (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

        (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

   9.2 PARTIAL DAMAGE-INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) business days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) business day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty
(60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair.

                                                      Initials [ILLEGIBLE]
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any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be more insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

   9.3 PARTIAL DAMAGE-UNINSURED LOSS. If a Premises Partial Damage that is not an insured Loss occurs, unless caused by a grossly negligent act or wilful misconduct of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's right's under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) business days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said committment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

   9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall, at the option of either Party (to be exercised by written notice to the other Party within forty-five (45) days following the date of such Premises Total Destruction, or in the event of a termination by Lessee, within thirty (30) days following Lessee's receipt of written notice from Lessor of Lessor's estimate of the time required to repair the Premises Total Destruction pursuant to Paragraph 9.1 above), terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

   9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor or Lessee may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of the terminating party's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

   9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

       (a) In the event of damage described in Paragraph 9.2 (Partial Damage-Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

       (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty
(60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after the receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. Once Lessor commences any such repair or restoration that Lessor is obligated to perform under the provisions of this Paragraph 9, Lessor shall be obligated to diligently proceed to complete such work.

   9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's options either
(i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds six (6) times the then monthly Base Rent or $100,000, whichever is greater, and provided such condition was not caused by Lessor's gross negligence or wilful misconduct, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's committment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of any amount equal to six (6) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

   9.8 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

   9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES. See also the additional provisions regarding real property taxes in Paragraph 57.

    10.1 (a) PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date occurs ("Tax Increase"). Subject to Paragraph 10.1(b), payment of any such Tax Increase shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount due and the computation thereof. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid, if any such taxes to be paid by Lessee shall cover any period of the time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration.

        (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Tax Increase to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the amount due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number or months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated Tax Increase to be paid. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable Tax Increase before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Tax Increase as the same become due, Lessee shall pay to Lessor, upon five (5) business days prior written demand, such additional sums as are necessary to pay such obligation. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5. Notwithstanding anything to the contrary contained herein, the provisions of this Paragraph 10.1(b) permitting Lessor to require Lessee to pay Tax Increases in advance to Lessor shall only be applicable in the event that Lessee is or has been in Breach of any of its monetary obligations under this Lease on more than two (2) occasions in any twelve (12) month period.

        (c) ADDITIONAL IMPROVEMENTS. Notwithstanding Paragraph 10.1(a) hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

   10.2 DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term ("REAL PROPERTY TAXES") shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties, except as otherwise expressly provided in Paragraph 57.

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

    10.3 JOINT ASSESSMENT. [ILLEGIBLE] Premises are not separately assessed, Lessee's liability [ILLEGIBLE] be an equitable proportion of the Real Property Taxes for all of the land and improvement [ILLEGIBLE] included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

    10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations. Utility installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all telephone and telecommunications services supplied to the Premises, together with any taxes thereon. The cost of water, gas, electricity and trash disposal services supplied to the Premises, together with any taxes thereon, shall be paid by Lessor, subject, however, to Lessee's obligation to pay Operating Expense Increases pursuant to Paragraph 55. Lessor shall, promptly following receipt of written notice from Lessee, use commercially reasonable efforts to restore any such utility service that becomes unavailable; provided, however, that such unavailability shall not render Lessor liable for any loss, cost, damage, expense or liability of any kind caused thereby, nor shall such unavailability constitute a constructive eviction of Lessee, or a breach or default by Lessor of any obligation set forth in this Lease or of any implied warranty of any kind, or, except as expressly provided in the next sentence, entitle Lessee to any abatement of Lessee's obligations hereunder. If, however, such unavailability was caused by the willful misconduct of Lessor or the gross negligence of Lessor in the performance of any of its obligations expressly set forth in this Lease or other grossly negligent conduct of Lessor while on or about the Premises, and if Lessee is prevented from conducting its business in the Premises for more than thirty (30) consecutive days because of the unavailability of such service, and Lessee and its agents, employees, contractors, licensees and permittees in no way contributed to such unavailability, then Lessee shall, as its sole and exclusive remedy as a result thereof, have the right thereafter to abate payment of the Base Rent and other rent or charges for each day thereafter that Lessee is so prevented from using the Premises.

12. ASSIGNMENT AND SUBLETTING. See also the additional provisions regarding assignment and subletting in Paragraphs 49 and 50.

     12.1 LESSOR'S CONSENT REQUIRED.
         (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

         (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent unless Lessee is a publicly traded corporation. The transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

         (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied. Notwithstanding the foregoing, this subparagraph (c) shall not apply so long as Lessee is a publicly held corporation, nor shall this subparagraph (c) apply if Lessee is a privately held corporation and at the time of such transaction or series of transactions (i) Lessee is not in Breach of this Lease and (ii) the amount of the Security Deposit and Letter of Credit then held by Lessor is at least equal to six (6) months' Base Rent.

         (d) An assignment of subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

         (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligation hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not receive such persons from liability under this Lease or sublease.

         (d) In the event of any Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1000 as reasonable consideration for Lessor's considering and processing the request for consent. In addition to said non-refundable $1,000 deposit, Lessee shall pay to Lessor, in accordance with Paragraph 36, Lessor's actual reasonable out-of-pocket costs and expenses (including but not limited to reasonable attorney's fees and expenses) incurred in the consideration of, or response to, Lessee's request for consent for the proposed assignment or subletting, provided that the total amount of such costs and expenses (including the prior $1,000 payment) shall not exceed $2,500, notwithstanding anything contained in Paragraph 36 hereof to the contrary. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

         (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, to be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transferS to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease. Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

         (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

         (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

         (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $500.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default.

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

and that Lessor may include [ILLEGIBLE] of such services and costs in said notice as rent [ILLEGIBLE] payable to cure said Default. A "Default" is defined as a failure by the Lessee to [ILLEGIBLE] comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

        (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises, in each case without providing a commercially reasonable level of security for the Premises, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized in any manner as a result thereof, or without providing to Lessor reasonable assurances to minimize potential vandalism.

        (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of five (5) business days following written notice thereof by or on behalf of Lessor to Lessee.

        (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (ii) a Tenancy Statement per Paragraphs 16 or 37, (iii) the subordination or non-subordination of this Lease per Paragraph 30, or (iv) the execution of any document requested under Paragraph 42 (easements), where any such failure continues for a period of ten (10) business days following written notice by or on behalf of Lessor to Lessee.

        (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

        (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false, provided Lessee knew or should have known that such financial statement was materially false.

    13.2 REMEDIES. If Lessee fails to commence to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) business days after written notice to Lessee (or in case of an emergency, without notice), or fails to diligently prosecute the same to completion as soon as possible thereafter and in any event prior to expiration of the applicable cure period specified in Paragraph 13.1 above, Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, on two (2) separate occasions in any twelve (12) month period, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

        (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

        (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

       (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 Intentionally Omitted.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) business days after Lessee's receipt of written notice from Lessor that such amount is due, then, without any additional requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. Notwithstanding the foregoing, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee on or before the due date thereof on two (2) or more occasions in any twelve (12) month period, then any subsequent installment of rent or any other sum thereafter due from Lessee and not received by Lessor or Lessor's designee within five (5) business days after such amount shall be due shall, without any requirement for any notice to Lessee, bear and aforesaid late charge. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; (except that the failure by Lessor to provide Lessee with a Tenancy Statement per Paragraph 16, where such failure continues for a period of ten (10) business days following written notice by or on behalf of Lessee to Lessor, shall constitute a breach of this Lease by Lessor) provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

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14.  CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part, so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation. Lessee may, at Lessee's option, to be exercised in writing within ten (10) business days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) business days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken (or that cannot be legally occupied as a result of the taking of parking areas) bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building except to the extent such taking results in a reduction in the rentable floor area of the Premises that may be legally occupied as a result of the taking of parking areas. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair. In the event of a condemnation that results in a reduction in the number of parking spaces available for parking for the Premises to below ninety (90) parking spaces, Lessor shall, at its expense, obtain for Lessee the right to utilize substitute parking spaces sufficient to maintain for the Premises at least three (3) parking spaces per one thousand (1,000) square feet of rentable floor area of the Premises, which substitute parking spaces shall be in a reasonably convenient location in the vicinity of the Premises.

15.  BROKER'S FEE.

     15.1 THE BROKERS NAMED IN PARAGRAPH 1.10 ARE THE PROCURING CAUSES OF THIS LEASE. Lessor shall pay to said Brokers a commission in accordance with the terms and conditions of Lessor's separate written agreement with said Brokers.

     15.2  Intentionally omitted.

     15.3  Intentionally omitted.

     15.4  Intentionally omitted.

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.  TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) business days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a Tenancy Statement in substantially the form of Exhibit "B" attached to this Lease, which form shall be adapted in the event of an estoppel being given by Lessor to make such changes as are reasonably necessary to reflect that the Tenancy
Statement is being granted and signed by Lessor, rather than Lessee, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the successor Lessor and upon the written assumption by the transferee or assignee of all obligations of this Lease to be performed by Lessor which first accrue or arise after the date of such transfer or assignment. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following Lessee's receipt of notice from Lessor that it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4. Notwithstanding the foregoing, if any monetary payment due Lessor hereunder, other than late charges, is not received by Lessor on or before the due date thereof on two
(2) or more occasions in any twelve (12) month period, then any subsequent monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due shall bear interest as aforesaid at the aforesaid rate without the requirement of notice to Lessee that such payment is due.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS, This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.  NOTICES.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Copies of all notices to Lessee shall also be delivered or sent to Lessee's attorney at the following address: Peter M. Weil, Esq., Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067, Fax: 310-556-2920. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

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26.    NO RIGHT TO HOLDOVER. LESSEE [ILLEGIBLE] no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease See also Paragraph 76.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.    SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

      30.1 SUBORDINATION. -Subject to receipt of the "non-disturbance agreement" pursuant to Paragraph 30.3 below. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor except to the extent the situation warranting such offset or defense continues following the date of such new owner's acquisition but only to the extent such offset or defense applies to the new owner's period of ownership and only after written notice thereof is given to such new owner and then only if such new owner thereafter does not diligently proceed to remediate the same, or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices now existing or entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving from the Lender a non-disturbance agreement in the form of Exhibit "C" hereto or in such other commercially reasonable form as may be required by the Lender and as may be reasonably approved by Lessee (a "NON-DISTURBANCE AGREEMENT") providing that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare right hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to reasonable attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or during the last six (6) months of the term, lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may not place on or about the Premises or building any "For Sale" signs, but Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Except as provided in Paragraph 61, Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.    CONSENTS.

       (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, conditioned, or delayed. Lessor's actual reasonable costs and expenses paid to independent third parties (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

       (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.    Intentionally Omitted.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.    OPTIONS.

       39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning; (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

       39.2 OPTIONS.  Not separately Assignable.


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             The Options, if any herein granted to Lessee are not assignable, except as a part of an assignment of this Lease, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) *All rights of Lessee under the provisions of an Option to extend the term shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to commencement of the extension term, Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's rights or obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


*   At Lessor's sole election,







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49.      ADDITIONAL PROVISIONS REGARDING ASSIGNMENT AND SUBLETTING.

         49.1 Lessees Other Than Individuals.

              (a) If Lessee is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease.

              (b) If Lessee is a limited liability company, a transfer of any interest of a member, a withdrawal of any member, or the dissolution of the limited liability company, shall be deemed to be an assignment of this Lease.

              (c) If Lessee is a corporation, unless Lessee is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any sale or other transfer of a percentage of capital stock of Lessee which results in a change in the control of Lessee (as defined in Paragraph 12(b) of this Lease), or the sale or other transfer of substantially all of the assets of Lessee, shall be deemed to be an assignment of this Lease.

         49.2 Conditions To Consent to Assignment or Subletting. Lessee acknowledges that Lessor's agreement to lease the Premises to Lessee at the rent and terms stated herein is in material reliance upon Lessor's evaluation of the original Lessee's background, experience and ability, as well as the nature of the use of the Premises by the original Lessee as set forth in Paragraph 6. In the event that Lessee shall request Lessor's written consent to assign or sublease the Premises as required in Paragraph 12 hereof, then each such request for consent shall be in writing and accompanied by the following:

              (a) Balance sheets, income statements and tax returns for the past three (3) years for the proposed assignee, or for any proposed sublessee that proposes to sublease fifty percent (50%) or more of the gross leaseable area of the Building;

              (b) A reasonably detailed description of the business background of the proposed assignee or sublessee and the identity of its chief principals, if any;

              (c) A statement of the specific uses for which the Premises will be utilized by the proposed assignee or sublessee;

              (d) Unless the proposed assignee or sublessee is a publicly traded corporation, a list prepared by the proposed assignee or sublessee of all buildings in which the proposed assignee or sublessee has been a lessee during the past five (5) years, which list shall include the address of each such building and the last known name, address and telephone number of the lessor of each such building; provided, however, that such list shall not be required with respect to a proposed sublessee that proposes to sublease less than fifty (50%) percent of the gross leaseable area of the Building;

              (e) Unless the proposed assignee or sublessee is a publicly traded corporation, a list prepared by the proposed assignee or sublessee of all lawsuits in which the proposed assignee or sublessee has been a named party, either as plaintiff or defendant, during the past three (3) years, which list shall include the name and location of the court, the case name and case number and a brief description of the nature of the action; provided, however, that such list shall not be required with respect to a proposed sublessee that proposes to sublease less than fifty percent (50%) of the gross leaseable area of the Building; and

              (f) Written approval of the proposed assignment or sublease and a reaffirmation of liability, in a form reasonably satisfactory to Lessor's counsel, from all guarantors and previous assignors of this Lease, not previously expressly released by Lessor, if any.

         49.3 Standards For Consent to Assignment or Subletting. Once Lessor has received the fee referred to in Paragraph 12.2(e) and all of the information, in reasonably satisfactory form, as required above, together with any additional information which Lessor may reasonably request, Lessor shall undertake to review Lessee's request for consent to assign or sublease. In determining whether to give its consent to such assignment or subletting, Lessor shall consider all commercially reasonable factors including, but not limited to, the following:

              (a) The financial responsibility of the proposed assignee, or of a proposed sublessee that proposes to sublease fifty percent (50%) or more of the gross leaseable area of the Building;

              (b) The nature of the occupancy and of the business to be conducted on the Premises and its suitability for the Premises; and

              (c) The business reputation of the proposed assignee or sublessee.

         49.4 Certain Permitted Affiliated Transfers. Notwithstanding anything to the contrary in Paragraphs 12 and 49.1 of this Lease, Lessee shall have the right to assign its entire interest in this Lease or to sublet all or any portion of the Premises without Lessor's prior written consent to
(a) any "Qualified Entity" (as defined below) resulting from a merger or consolidation with Lessee and its entire business, (b) any Qualified Entity that succeeds to all or substantially all of the business and assets of Lessee, or (c) any Qualified Entity that is a "Lessee Affiliate" (as defined below). Any such assignment or subletting shall be subject to all other applicable provisions of this Lease, including but not limited to those set forth in Paragraphs 12.2 and 12.3. Within ten (10) business days after the occurrence of any such assignment or subletting, Lessee shall deliver to Lessor written notice of such assignment or subletting together with a copy of the written assumption required under Paragraph 12.2(a). As used herein, the term "Qualified Entity" means a corporation, partnership or limited liability company that is duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and is qualified to conduct business in and is in good standing in the State of California. As used herein, the term "Lessee Affiliate" shall mean any corporation, partnership or limited liability company of which more than fifty percent (50%) of the ownership, management and voting rights are held by Lessee or by an entity that owns and controls more than fifty percent (50%) of the ownership and voting rights of Lessee, or any corporation, partnership or limited liability company that owns more than fifty percent (50%) of the ownership, management and voting control of Lessee.

         49.5 Delivery of Assignment and Sublease Documentation. Prior to the effectiveness of any assignment or sublease, irrespective of whether Lessor's consent thereto is required under this Lease, Lessee shall deliver to Lessor true, complete and correct copies of the instrument of assignment or sublease together with all amendments and modifications thereto, and together with all other documents, instruments and agreements of any kind between the assignor and assignee or the sublessor and sublessee, as the case may be, which in any way pertain to the assignment or subletting or which are in any manner pertinent to, or contain information that would affect the calculation of, the amount of excess rent or other consideration that would be payable to Lessor pursuant to Paragraph 50.5 in connection with such assignment or subletting.

50. LESSOR'S OPTION TO CANCEL - ASSIGNMENT OR SUBLEASE BY LESSEE.

         50.1 Each time that Lessee or any sublessee of all or any part of the Premises or any assignee of Lessee's interest in this Lease (all hereinafter referred to in this Paragraph 50 as "Lessee"), shall intend to sublet all or a portion of the Premises or assign its interest under this Lease or any sublease thereof, then Lessee shall give to Lessor written notice of such intent, herein referred to as "Lessee's Notice of Intent", in strict accordance with the procedures hereinafter set forth. Notwithstanding the foregoing, Lessee shall not be required to give a Lessee's Notice of Intent in connection with any proposed sublease of less than fifty percent (50%) of the gross leaseable area of the Building provided that Lessee shall, upon such subletting, continue to occupy at least fifty percent (50%) of the gross leaseable area of the Building.

         50.2 Lessee's Notice of Intent shall set forth the date, herein referred to as the "Termination Date", upon which it is intended that a proposed sublease or assignment would become effective. The Termination Date shall not be less than ninety (90) days nor more than one hundred twenty
(120) days from the date that Lessor receives Lessee's Notice of Intent. Within thirty (30) days after Lessor's receipt of Lessee's Notice of Intent to assign this Lease or sublet all of the Premises, Lessor may give written notice to Lessee that Lessor elects to terminate this Lease effective as of the Termination Date. If Lessor shall so elect to terminate this Lease then neither Lessor nor Lessee shall be liable to the other for any reason having to do with this Lease from and after the Termination Date, except for matters which shall have arisen prior to termination and except for the obligations of Lessor and Lessee that exist upon or expressly survive termination. Within thirty (30) days after Lessor's receipt of Lessee's Notice of Intent to sublet a portion of the Premises, Lessor may give written notice to Lessee that Lessor elects to terminate this Lease with respect to the portion of the Premises that is the subject of the proposed sublease effective as of the Termination Date. If Lessor shall so elect to terminate this Lease with respect to such portion of the Premises, then (a) effective as of the Termination Date, the Base Rent and Lessee's obligation to pay Insurance Cost Increases, Tax Increases, Operating Expense Increases and other regular payments required of Lessee with respect to the period subsequent to the Termination Date shall be reduced in proportion to the reduction in the gross leaseable area of the Building demised to Lessee hereunder as a result of such termination, and (b) from and after the Termination Date, neither Lessor nor Lessee shall be liable to the other for any reason having to do with this Lease as to the portion of the Premises that was the subject of the proposed sublease, except for matters which shall have arisen prior to termination and except for the obligations of Lessor and Lessee that exist upon or expressly survive termination.

         50.3 In the event that Lessor does not exercise its right to terminate this Lease following receipt of Lessee's Notice of Intent and in the event that Lessee does not in fact enter into a final and binding sublease or assignment within thirty (30) days after the Termination Date set forth in such Lessee's Notice of Intent, which sublease or assignment term commences within one hundred twenty (120) days after said Termination Date, then Lessee shall be obligated to give another Lessee's Notice of Intent to Lessor before Lessee may assign or sublease and the terms of this Paragraph 50 shall reapply with respect to the proposed assignment or subletting. The failure of Lessor to exercise its right to terminate this Lease under this Paragraph 50 shall not be deemed a waiver of Lessor's right to subsequently terminate this Lease in accordance with the terms hereof, as it is intended that this option to cancel shall continue to exist with respect to each assignment or subletting proposed by Lessee or any sublessee of any part of the Premises or any assignee of Lessee's interest in this Lease at any time during the entire term of this Lease and any extension thereof.

         50.4 In the event that Lessor, from time to time, declines to exercise its option to cancel this Lease, that decision shall not be deemed a waiver by Lessor of Lessor's right to approve or disapprove of the proposed assignment or subletting or any subsequent assignment or subletting, as the same is otherwise provided for in Paragraph 12.1 of this Lease.

         50.5 In the event of any assignment or subletting that does not result in a termination (or partial termination) of this Lease by Lessor pursuant to Paragraph 50.2 above (and irrespective of whether or not a Lessee's Notice of Intent was given or was required to be given to Lessor in connection therewith), and if any rent or other consideration of any kind payable to Lessee under or in connection with said assignment or subletting is greater than the rent to be paid by Lessee to Lessor under this Lease during the period of time which said assignment or subletting remains in effect (after first deducting from such rent the amount of reasonable out-of-pocket costs and expenses paid by Lessee for the following: (i) the cost of tenant improvements constructed at the expense of Lessee or the amount of any tenant improvement allowance paid by Lessee in lieu thereof;
(ii) brokerage commissions; (iii) attorneys' fees and expenses; and (iv) other cash rent concessions, to the extent not already deducted from the rent payable to Lessee), then Lessee shall pay to Lessor, as additional rent under this Lease, one-half (1/2) of such remaining excess rent or other consideration within ten (10) business days after the receipt thereof by Lessee. In the event of a subletting of only a portion of the Premises, in calculating whether the rent or other consideration received by Lessee exceeds the rent payable under this Lease, the rent payable under this Lease shall be prorated according to the square footage involved in order to reflect the rent payable under this Lease that is applicable to the space sublet.

51. CONDITION OF PREMISES.

         51.1 Notwithstanding anything herein to the contrary, Lessee hereby accepts the Premises in its condition existing on the Early Possession Date, AS IS, without representation or warranty of any kind from Lessor, except for the warranties of Lessor expressly set forth in Paragraphs 2.2 and 2.3 hereof, and Lessee further acknowledges and agrees that Lessor has no obligation to make any repairs, modifications or improvements of any kind or nature to the Premises, except as otherwise expressly set forth in Paragraphs 2.2, 2.3, 7.2 and 65 hereof. Lessee further acknowledges and agrees that Lessee takes possession of any and all fixtures, equipment and/or tenant improvements constructed or installed on the Premises by Lessor and/or prior occupants thereof strictly on an AS IS basis, without reliance on any representation or warranty whatsoever of Lessor or any other party regarding the construction, fitness, condition or suitability for Lessee's purposes thereof.

52. APPLICATION OF BASE RENT PAID UPON EXECUTION.

         52.1 Notwithstanding the provisions of Paragraph 1.6 to the contrary, Lessee shall deposit with Lessor monthly Base Rent in the amount specified in Paragraph 1.6 (which is One Hundred Twenty Thousand One Hundred Fifty-Six Dollars ($120,156.00)) within five (5) days after Lessee's receipt of the non-disturbance agreement pursuant to Paragraph 58.1 from the holder of any Security Device that encumbers the Premises as of the date of execution of this Lease (or if such Security Device is sooner reconveyed, then within five (5) days of Lessee's receipt of notice of such reconveyance), or the waiver of Lessee's right to terminate this Lease pursuant to Paragraph 58.1 by reason of the failure of such holder to enter into such non-disturbance agreement with Lessee, and such Base Rent shall be applied as follows:

              (a) $60,078.00 of such amount shall be applied to the Base Rent payable for the first (1st) month following the Commencement Date; and

              (b) The balance of such amount shall be applied toward payment of the Base Rent due and payable for the last month prior to the expiration of the Lease Term or earlier termination of this Lease.

         52.2 Notwithstanding anything to the contrary in Paragraph 52.1 above, if Lessee is at any time in Breach of its obligation to pay Base Rent or other rent or charges due hereunder, or is otherwise in Breach of this Lease, Lessor may at its option use, apply or retain all or any portion of the amount deposited with Lessor as set forth in Paragraph 52.1 above for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including without limitation reasonable attorneys' fees) which Lessor may suffer or incur by reason thereof, and in such event Lessee shall within ten (10) business days after written request therefor deposit cash funds with Lessor sufficient to restore such deposit to the full amount. No part of any such amount held by Lessor shall be considered to be held in trust, or to bear interest or other increment for its use. Lessor shall not be required to keep all or any part of such amount separate from its general accounts.

         52.3 The failure by Lessee to deliver to Lessor the Security Deposit within the time specified in Paragraph 5, or the Base Rent payment payable pursuant to Paragraph 52.1 within the time specified in Paragraph 52.1, or the original Letter of Credit required under Paragraph 53.1 within the time specified in Paragraph 53.1, shall constitute an immediate Breach of this Lease, notwithstanding anything in this Lease to the contrary.

53. LETTER OF CREDIT.

         53.1 Within five (5) days after Lessee's receipt of the non-disturbance agreement pursuant to Paragraph 58.1 from the holder of any Security Device that encumbers the Premises as of the date of execution of this Lease (or if such Security Device is sooner reconveyed, then within five
(5) days after Lessee's receipt of notice of such reconveyance), or the waiver of Lessee's right to terminate this Lease pursuant to Paragraph 58.1 by reason of the failure of such holder to enter into such non-disturbance agreement with Lessee, Lessee shall provide Lessor with an assignable, irrevocable and unconditional standby letter of credit (the "Letter of Credit") in the amount of Nine Hundred Twenty-Three Thousand Six Hundred Seventy-Two Dollars ($923,672.00). Notwithstanding the foregoing, if the Tenant Improvements (as defined in Paragraph 67 below) will include the replacement of the existing roof of the Building as contemplated in Paragraph 67 below, then the Letter of Credit shall be in the amount of Nine Hundred Seventy-Eight Thousand Six Hundred Seventy-Two Dollars ($978,672.00). Said Letter of Credit shall be for the benefit of Lessor, shall have an original expiration date of no sooner than twelve (12) months following the execution of this Lease, shall be issued by one of the banks listed in Paragraph 53.4 below, shall be such that it may be drawn upon in part or in full, periodically, or at one time, and in amounts and at times specified by Lessor in its sole discretion in the event Lessor presents such Letter of Credit for payment as specified herein, and shall be in the form and content of Exhibit "D" attached hereto. Lessor may draw upon such Letter of Credit, and the Letter of Credit shall provide that Lessor may draw upon such Letter of Credit, in full or in part upon presentation of a draft in the amount to be drawn, together with the Letter of Credit and Lessor's written statement that Lessee is in Breach of this Lease. Lessor's drawing upon said Letter of Credit shall not constitute a waiver of any Default in the performance of any covenants or conditions on Lessee's part to be performed. If Lessor draws upon the Letter of Credit, in whole or in part, Lessee shall, within ten (10) business days after Lessor gives notice thereof to Lessee by personal delivery or overnight courier, deliver a replacement Letter of Credit to Lessor in an amount sufficient to restore the Letter of Credit to the amount then required to be maintained pursuant to Paragraph 53.5.

         53.2 Without limiting Lessor's rights under Paragraph 5 or 13 hereof, if Lessee is in Breach of any of its obligations under this Lease, Lessor shall have the immediate right without notice to Lessee, to draw upon the Letter of Credit in such sums as reasonably necessary in Lessor's reasonable opinion to perform Lessee's obligations hereunder, to pay all sums which may be due and payable by Lessee hereunder, or for repayment of costs, expenses, liabilities and damages to Lessor (which, in the event of termination of this Lease following a Breach by Lessee, shall include without limitation the unamortized portion of any leasing commissions and Tenant Improvement Allowance paid by Lessor). Lessor shall not in any way be obligated to perform Lessee's obligations and such performance by Lessor, if any, shall not be deemed to relieve Lessee of its obligations hereunder or to waive any of Lessor's rights. The amount of the Letter of Credit or of the security deposit under Paragraph 5 shall not be deemed or construed to be a limitation on Lessee's liability under this Lease. If Lessor draws upon the Letter of Credit in an amount which exceeds the sums to which Lessor is then entitled, then within ten (10) business days after Lessee delivers to Lessor the replacement Letter of Credit that Lessee is required to deliver to Lessor pursuant to Paragraph 53.1 above, Lessor shall deliver the amount of such excess to Lessee.

         53.3 Lessee shall provide Lessor with a renewal, extension or replacement of such Letter of Credit in the amount required to be maintained pursuant to Paragraph 53.5 below at least thirty (30) days prior to the expiration date set forth in the then current Letter of Credit (and each such renewal, extension or replacement shall then constitute the "Letter of Credit" hereunder). Lessor agrees to surrender each Letter of Credit and return same to Lessee immediately upon receipt of an extension, renewal or replacement Letter of Credit, unless such an extension or renewal is evidenced by a separate instrument to be attached to the existing Letter of Credit. Upon Lessee's failure to furnish such renewal, extension or replacement Letter of Credit within said thirty (30) day period, Lessor shall have the immediate right, without notice to Lessee, to draw upon the then existing Letter of Credit, and the funds received, to the extent not applied by Lessor in accordance with Paragraph 53.2 above, shall be retained by Lessor as an additional security deposit. No such drawing by Lessor shall relieve or release Lessee from its obligation to furnish such renewal, extension or replacement Letter of Credit.

         53.4 The term of the initial and all extensions or renewal Letters of Credit shall be for at least one (1) year. Lessee shall provide replacement, extension or renewal Letters of Credit so that a Letter of Credit will continuously be in full force and effect during the term hereof, as extended, and until at least ninety (90) days after the expiration or earlier termination of this Lease. Any Letter of Credit renewal, extension or replacement thereof issued under this Lease shall be irrevocable and unconditional, and shall be in the form and content of Exhibit "D" attached hereto. Any Letter of Credit issued under this Lease shall be issued by Bank of America, Wells Fargo Bank or any other state or national bank with an office in Los Angeles, California which has a net worth at least equal to the net worth of Bank of America or Wells Fargo Bank, or such other state or national bank having an office in Los Angeles, California which is acceptable to Lessor in Lessor's sole and absolute discretion. Lessee shall pay all costs and expenses in connection with the issuance of the Letter of Credit, and any renewals, extensions or replacements thereof, except as otherwise expressly provided in Paragraph 53.6.

         53.5 On the first (1st) anniversary of the Commencement Date and on each subsequent anniversary of the Commencement Date, the amount of the Letter of Credit required to be maintained hereunder shall be reduced by an amount equal to ten percent (10%) of the amount of the original Letter of Credit required to be provided by Lessee under Paragraph 53.1 above.

         53.6 Lessee shall, at Lessor's option, cause the Letter of Credit to be issued to the purchaser of Lessor's interest in the Premises in the event such interest be sold, or to the holder of any note secured by a deed of trust which has a lien against the Premises. If the current loan against the Premises is refinanced with a new lender from time to time, Lessee shall, upon Lessor's request, furnish such new lender with a substitute Letter of Credit naming such new lender as beneficiary upon surrender of the then existing Letter of Credit. Notwithstanding anything to the contrary contained herein, if the issuer of the Letter of Credit will not agree that the Letter of Credit may be so transferred without charge, then the words "without charge" set forth in the fourth (4th) to last paragraph of the form of letter of credit attached as Exhibit "D" hereto need not be included in the Letter of Credit required to be maintained by Lessee hereunder, and Lessor shall pay the charge required by the issuer of the Letter of Credit in connection with any such transfer of the Letter of Credit required by Lessor.

         53.7 If Lessee shall fully and faithfully perform each and every provision of this Lease to be performed by it, then within sixty (60) days following the expiration of the Lease term, Lessor shall return to Lessee any Letter of Credit previously deposited with Lessor by Lessee that is then held by Lessor and has not expired or been fully drawn upon. No such return of the Letter of Credit shall constitute a release of Lessee from any of its liabilities or obligations under this Lease or constitute an acknowledgment by Lessor of the satisfaction thereof.

54. ADDITIONAL PROVISIONS REGARDING INSURANCE.

         54.1 The mutual waiver of subrogation provided in for in Paragraph 8.6 shall apply to perils required by this Lease to be insured against whether or not said insurance is actually in effect. Lessor and Lessee agree to have their respective property damage insurance carriers waive any right to subrogation that such carriers may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         54.2 Notwithstanding anything to the contrary in this Lease, earthquake and flood insurance for up to the full replacement cost of the improvements on the Premises (excluding coverage for Lessee Owned Alterations and Utility Installations), but in no event more than the commercially reasonable and available insurable value thereof, with such deductible amounts as Lessor shall reasonably require, shall be maintained by Lessor so long as such insurance is available at commercially reasonable rates, and the cost of such insurance, if maintained by Lessor, shall be included in the computation of any Insurance Cost Increase pursuant to Paragraph 8. If in any year Lessor does not maintain earthquake and/or flood insurance in effect, then in calculating the Insurance Cost Increase for such year, an amount equal to the premium for earthquake and/or flood insurance incurred by Lessor and included in the calculation of the Base Premium (which the parties agree is Three Thousand Eight Hundred Five Dollars ($3,805.00) as to earthquake coverage only, and which Lessee hereby acknowledges is a commercially reasonable premium for such coverage), shall be subtracted from the Base Premium; provided, however, that if Lessor thereafter elects to reinstate earthquake and/or flood insurance for the Premises, said amount shall be added back to the Base Premium for purposes of calculating the Insurance Cost Increase for the period after Lessor reinstates such earthquake and/or flood insurance.


                                                           Initials [ILLEGIBLE]
                                                                    -----------

                                                                    [ILLEGIBLE]
                                                                    -----------

         54.3 Notwithstanding anything to the contrary in this Lease, any increase in the cost of the insurance coverage for the Premises maintained in effect by Lessor and described in Exhibit "E" attached hereto (which is the insurance that Lessor maintains in effect for the Premises as of the date of execution of this Lease) over and above the Base Premium (which is the cost of such coverage as of the date of execution of this Lease) shall be deemed an Insurance Cost Increase, as defined in Paragraph 8.1(a).

55. OPERATING EXPENSE INCREASE.

         55.1 Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the provisions of this Paragraph 55.

         55.2 "Base Year" is defined as the one (1) year period commencing on the Commencement Date and continuing through the day before the first (1st) anniversary of the Commencement Date.

         55.3 "Comparison Year" is defined as each one (1) year period during the term of this Lease subsequent to the Base Year; provided, however, that Lessee shall have no obligation to pay any Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, which government mandated expenses Lessee shall pay, notwithstanding that they occur during the first twelve (12) months of the Lease term).

         55.4 "Operating Expenses" is defined as all expenses, costs and amounts of every kind and nature which Lessor pays during the Base Year or any Comparison Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Premises, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following:

              (a) The cost of supplying all utilities (except those that are Lessee's responsibility to pay pursuant to Paragraph 11 hereof) to the Premises (provided, however, that for purposes of calculating the cost of electricity supplied to the Premises, the cost of electricity for the Base Year shall be deemed to be an amount not greater than Seventy-Two Thousand Ninety-Three Dollars and Sixty Cents ($72,093.60), irrespective of whether the actual cost of electricity during the Base Year exceeds that amount), the cost of operating, maintaining, repairing, renovating, complying with conservation measures in connection with, and managing the utility systems, mechanical systems, and sanitary and storm drainage systems, and the cost of supplies and equipment and maintenance and service contracts in connection therewith;

              (b) The cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses or Real Estate Taxes, and the costs incurred in connection with the implementation and operation of a transportation system management program or any municipal, private or public shuttle service or parking program;

              (c) The cost of performing all maintenance, repair and replacement obligations of Lessor under Paragraph 65 of this Lease (excluding costs incurred by Lessor prior to the fifth (5th) anniversary of the Commencement Date for the repair or replacement of any of the air conditioning units serving the Building or for the maintenance, repair or replacement of the existing roof of the Building, provided, however, that amortization of the cost to replace such items (except for the portion of such cost amortized prior to the fifth (5th) anniversary of the Commencement Date) shall be included as an Operating Expense commencing as of the fifth (5th) anniversary of the Commencement Date);

              (d) The cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Premises, or any portion thereof;

              (e) The cost of parking area repair, restoration, and maintenance including, but not limited to, resurfacing, repainting, restriping, and cleaning;

              (f) Fees, charges and other costs, including without limitation management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants (including without limitation those charged by an outside property manager or property management company, or in lieu thereof, a reasonable management fee to Lessor or its affiliate) engaged by Lessor or reasonably incurred by Lessor in connection with the management, operation, maintenance and repair of the Premises, or any portion thereof;

              (g) Intentionally omitted;

              (h) Wages, salaries and other compensation and benefits of all persons engaged in the operation or maintenance of the Premises, or any portion thereof, including employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Lessor provide services for more than one project of Lessor, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Premises, or any portion thereof;

              (i) Payments, assessments, fees or charges under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Premises, or any portion thereof, including without limitation the Declaration of Covenants, Conditions and Restrictions for Warner Center Business Park recorded on December 30, 1993 in the Official Records of Los Angeles County, California as Instrument No. 93-2546421 and rerecorded on February 16,1994 in the Official Records of Los Angeles County, California as Instrument No. 94-326128 (the "CC&Rs");

              (j) Operation, repair, maintenance and replacement of all "Systems and Equipment," as that term is defined below, and components thereof;

              (k) The cost of janitorial services, alarm service, window cleaning, trash removal, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing;

              (l) Amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Premises, or any portion thereof;

              (m) The cost of capital improvements or other costs incurred in connection with the Premises (i) which are intended to effect economies in the operation or maintenance of the Premises, or any portion thereof, or (ii) that are required under any governmental law or regulation; provided, however, that any capital expenditure shall be amortized over its useful life (as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof), and the unamortized cost of the same shall bear interest at a rate that is commercially reasonable in the reasonable judgment of Lessor's accountants but in no event no more than ten percent (10%) per annum, with Lessee reserving the right to prepay its obligation at any time without penalty; and

              (n) Costs, fees, charges or assessments imposed by any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Real Property Taxes" as that term is defined in Paragraph 10.2 above.

         55.5 Notwithstanding anything to the contrary contained in this Lease, for purposes of this Lease, Operating Expenses shall not include any of the following costs or expenses, except to the extent such costs or expenses are included in or constitute assessments, fees or charges that are payable by Lessor under the CC&Rs:

               (a) Depreciation, interest and amortization on mortgages, or ground lease payments, if any;

               (b) Costs of any items or services to the extent Lessor receives reimbursement from insurance proceeds (such proceeds to be credited to the cost of items that would otherwise constitute Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses when paid) or from Lessee or any other tenant or other third person (other than through payment of Operating Expenses or similar pass-through expenses);

               (c) Real Property Taxes (provided Lessee shall pay all Tax Increases pursuant to Paragraph 10 hereof);

               (d) Costs to remediate any Hazardous Substance Condition that is Lessor's responsibility to remediate under Paragraph 9.7;

               (e) Insurance premiums for the insurance that Lessor is required to carry under Paragraphs 8.2 and 8.3 (provided Lessee shall pay all Insurance Cost Increases as provided in Paragraph 8);

               (f) Costs, fees, expenses, damages, liabilities and losses which are incurred by Lessor as a result of the failure of Lessee to perform any of its obligations set forth in this Lease, all of which shall be paid by Lessee;

               (g) Estate, inheritance, transfer, gift or franchise taxes of Lessor or the federal or state net income tax imposed on Lessor's income from all sources;

               (h) Costs (including, but not limited to, attorneys' fees) associated with the operation of the business of the corporation, partnership or other entity which constitutes Lessor, as the same are distinguished from the costs of operation of the Premises, including, without limitation, Lessor's general corporate overhead, accounting and legal expenses not related to the operation of the Premises, costs of preparing corporate, partnership or other tax returns or financial statements not related to the operation of the Premises, costs of defending any proceedings, lawsuits or arbitration with any mortgagee (except as the actions of Lessee may be at issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Premises or any part thereof and costs of any disputes between Lessor and its employees or with employees of Lessor's property manager, or outside fees paid in connection with disputes with other tenants;

               (i) Costs of the initial construction of the Premises (provided, however, that to the extent any such costs (including but not limited to those specified in clauses (i), (ii) or (iii) hereinbelow) are included in Real Estate Taxes under Paragraph 10, Lessee shall be responsible for payment of Tax Increases pursuant to Paragraph 10 resulting from such costs), including without limitation, the (i) costs of initial traffic studies, environmental impact reports and transportation system management plans and reports, (ii) costs or expenses relating to any provisions of any initial development agreements, owner's participation agreements, or other agreement relating to the initial development, entitlement, construction or financing of the Premises, including any initial payments or costs or ongoing payments or costs made in connection with any child-care facilities, traffic demand management programs, transportation impact mitigation fees, water and sewage conservation, recycling, housing replacement and linkage fees, special assessment districts, infrastructure and transportation assessments, art programs, or parking requirements and programs, and (iii) all direct and indirect costs incurred in connection with the ownership, operation, management, maintenance, repair, replacement and restoration of any off-site parking areas used by tenants of the Premises during initial construction of the Premises;

               (j) Costs, including, without limitation, permit, license and inspection costs, and architects', engineers' and space planners' fees and expenses, incurred with respect to the installation of tenants' (including Lessee's) or other occupants' improvements in the Premises;

               (k) Costs arising from Lessor's failure to make payments required of Lessor when due and tax penalties incurred as a result of Lessor's failure to make payments or to file any tax or information returns required of Lessor when due, unless arising solely as a result of a Lessee Breach or negligent act or omission by Lessee;

               (l) Marketing costs in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Premises, including lease concessions, leasing commissions, real estate brokerage commissions and attorneys' fees;

               (m) Interest, principal, points and fees on debt or amortization payments, and late payment penalties and interest on any mortgages or deeds of trust and ground lease payments, and other costs of financing or refinancing the Premises or any part thereof;

               (n) Legal, accounting, consulting and other related expenses associated with the enforcement of leases, disputes with tenants, or the defense of Lessor's title to the Premises or any portion thereof;

               (o) Advertising and promotional expenditures incurred directly for leasing individual space in the Premises, including, without limitation, costs of signs in or on the Premises identifying the owner of the Premises or other tenants' signs;

               (p) Compensation to executives, officers or partners of Lessor or to any other person at or above the level of building or property manager, other than the property manager or property management company for the Premises or any portion thereof, and other than any other persons providing on-site services to the Premises (regardless of job title or level);

               (q) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Lessor and other costs directly related to the installation, operation and maintenance thereof, except for parking garages and parking areas the costs of which will be included in Operating Expenses;

               (r) The cost of all items and services supplied selectively to any other tenants of the Premises (and not to Lessee) without reimbursement, provided that any item or service supplied selectively to Lessee (and not to other tenants) shall be paid for by Lessee;

               (s) Governmental fines or penalties assessed as a result of Lessor's failure to comply with Applicable Laws to the extent such compliance is expressly the obligation of Lessor elsewhere in this Lease, and unless such failure is a result of a Breach or negligent act or omission of Lessee;

               (t) Any costs recovered by Lessor to the extent such cost recovery allows Lessor to recover more than 100% of Operating Expenses for any Comparison Year from tenants of the Premises (provided, however, that recovery of amortization for prior year costs and amounts paid as "reserves" or allowances for future expenses shall not be excluded from Operating Expenses under the operation of this subparagraph and shall be included in Operating Expenses that Lessor shall be entitled to recover);

               (u) Liability which (i) is covered by the insurance that is required to be carried by Lessor under this Lease, or (ii) would have been covered by insurance required to be carried by Lessor under this Lease but which was not obtained as a result of Lessor's intentional acts or omissions or gross negligence (but not as a result of commercial impracticability of obtaining such insurance or fault of Lessee);

               (v) Expenses resulting directly from the willful misconduct of Lessor or from the gross negligence of Lessor;

               (w) Costs of repairs or modifications to the Premises incurred by Lessor in the performance of Lessor's obligations under Paragraphs 2.2 and 2.3;

               (x) Any bad debt loss, rent loss or reserves for bad debts or rent loss;

               (y) Except to the extent specifically provided otherwise in this Lease, and except as to the management fees payable to Lessor or its affiliate, or to the property manager or property management company engaged by Lessor to manage the Property, as provided in Paragraph 55.4 above, the overhead and profit increments paid to Lessor, or to any affiliate of Lessor, for goods and/or services supplied to the Premises, to the extent such overhead and profit increments exceed the costs of comparable, first-class high quality goods and/or services delivered or rendered by unaffiliated third parties of comparable reputation, stature, experience and quality to Lessor on a competitive basis;

               (z) Costs, penalties, fines or awards and interest incurred by Lessor as a result of Lessor's gross negligence in the performance of Lessor's obligations under this Lease;

               (bb) Lessor's charitable or political contributions, or any other costs, fees, dues, contributions or similar expenses for industry associations or similar organizations;

               (cc) Costs for sculpture, paintings or other objects of art or the insuring, repair or maintenance thereof (provided, however, that notwithstanding anything to the contrary contained in this Lease, Lessee shall at all times be solely responsible for the insuring, maintenance, repair and replacement of any sculpture, paintings or other objects of art that are the property of Lessee);

               (dd) Costs incurred by Lessor in connection with any rooftop communications equipment of Lessor or other tenants or occupants of the Premises (other than Lessee) installed after the execution of this Lease that does not serve the Premises (provided, however, that Lessee shall maintain, repair and replace as necessary, at Lessee's sole cost and expense, all rooftop communications equipment installed by or on behalf of or belonging to Lessee);

               (ee) If Lessor pays any assessments in fewer than the maximum number of installments permitted by Applicable Law, such excess payments shall not be included as Operating Expenses except in the year in which the assessment installment would otherwise have been due had Lessor paid the same in the maximum number of permitted installments, in which case Lessor may charge as an Operating Expense the full amount of the assessment as if Lessor had paid it off in the maximum number of installments and Lessee shall not receive any benefit or discount as a result of Lessor's prepayment (and Operating Expenses shall not be reduced by the amount of any such benefit or discount), notwithstanding any other provision in this Lease to the contrary;

               (ff) Any costs attributable to real property added to the Premises (unless such property is added with Lessee's consent) to the extent such costs result in a net increase in Lessee's monetary liability attributable to common areas; and

               (gg) Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

               Notwithstanding anything to the contrary set forth in this Paragraph 55, when calculating Operating Expenses for the Base Year, Operating Expenses shall exclude (i) market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, (ii) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (iii) amortization and other costs of capital improvement, restoration, and replacement relating to any portion of the Premises (including the amortization expenses of any such costs incurred in prior years).

         55.6 "Systems and Equipment" is defined as any plant, machinery, transformers, duct work, conduit, pipe, bus duct, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Premises in whole or in part.

         55.7 Each Operating Expense Increase shall be payable to Lessee within ten (10) business days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, the amount of the Operating Expense Increase for any Comparison Year may be estimated by Lessor from time to time in advance of such Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during such Comparison Year, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of the Operating Expense Increase for a Comparison Year as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of such Comparison Year a reasonably detailed statement showing the actual Operating Expense Increase incurred during such Comparison Year. If Lessee's payments under this Paragraph 55.7 during said Comparison Year exceed the actual Operating Expense Increase as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against the Operating Expense Increase next falling due. If Lessee's payments under this Paragraph
55.7 during said Comparison Year were less than the actual Operating Expense Increase as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) business days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

         55.8 Upon reasonable notice to Lessor, Lessee shall have the right to audit Lessor's determination of each Operating Expense Increase for any Comparison Year within three (3) years after Lessee's receipt of Lessor's statement of the Operating Expense Increase for such Comparison Year. Such audit shall be made during normal business hours at Lessor's or its property manager's offices by Lessee's employees or certified public accountants (provided such auditors shall not be employed or compensated on a contingency fee basis). If, after such audit, Lessee disputes the accuracy of Lessor's determination of an Operating Expense Increase in reasonable detail, Lessee shall, within thirty
(30) days after commencing said audit, submit to Lessor in writing Lessee's judgment as to the correct amount of the Operating Expense Increase in reasonable detail ("Lessee's Judgment"). If Lessee does not elect to audit the Operating Expense Increase for any Comparison Year by notice to Lessor as aforesaid within the aforesaid three (3) year period, or if Lessee does not submit Lessee's Judgment to Lessor within thirty (30) days following the commencement of an audit, then Lessee shall be deemed to have approved Lessor's determination of the Operating Expense Increase for the Comparison Year in question. Unless Lessor disputes Lessee's Judgment, Lessor shall reimburse Lessee the amount of any overcharge indicated in Lessee's Judgment within thirty
(30) days after receipt of Lessee's Judgment. If Lessor disputes Lessee's Judgment, then Lessor shall, within thirty (30) days, provide to Lessee the results of a second audit of the Operating Expense Increase for the Comparison Year in question in reasonable detail, which second audit shall be conducted by an independent certified public accountant selected by Lessor who shall be a member of a nationally or regionally recognized accounting firm, and the written report of such second auditor shall be final and binding upon the Parties. Lessee shall pay the cost of any such audit of Operating Expense Increases (whether by Lessee's auditor or a second auditor selected by Lessor as aforesaid, or both); provided, however, that if there is an overcharge by Lessor of more than five percent (5%) of the Operating Expense Increase for the Comparison Year in question, Lessor shall pay the reasonable cost of the audit by Lessee's auditor and the actual cost of the second auditor selected by Lessor.

56. VEHICLE PARKING.

         56.1 The Premises are subject to a recorded Reciprocal Grant of Easements Agreement (the "Reciprocal Parking Agreement") pursuant to which all driveways and parking areas of the Premises and certain adjacent properties are available for reciprocal parking by the occupants of the Premises and such adjacent properties. Lessee and its employees, agents, suppliers, shippers, customers, contractors and invitees shall be entitled to use up to ninety (90) unreserved parking spaces within the parking areas available for parking by occupants of the Premises pursuant to the Reciprocal Parking Agreement without charge during the term of this Lease and any extension thereof. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-sized passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles shall be parked and loaded and unloaded in accordance with the provisions of Paragraph 59 hereof.

         56.2 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded or parked in areas other than those designated by Lessor for such activities. If Lessee permits or allows any of such prohibited activities, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. Lessee shall at all times comply with all of the provisions of the Reciprocal Parking Agreement.

57. ADDITIONAL PROVISIONS REGARDING REAL PROPERTY TAXES.

         57.1 Notwithstanding anything to the contrary contained in Paragraph 10 of this Lease, Lessee shall not be obligated to pay any Tax Increase that results from a change in ownership of the Premises occurring prior to the third
(3rd) anniversary of the Commencement Date, and Lessee shall be obligated to pay, pursuant to Paragraph 10 of this Lease, one-half (1/2) of the amount of any Tax Increase (or portion thereof) resulting solely from a change in ownership of the Premises occurring during the period commencing on the third (3rd) anniversary of the Commencement Date and continuing through the expiration of the Original Term.

         57.2 Notwithstanding anything to the contrary contained in Paragraph 10 of this Lease, the entire amount of any increase in Real Property Taxes levied or assessed against the Premises for any period commencing after the date of execution of this Lease and continuing thereafter during the term, over the Real Property Taxes assessed against the Premises as of the date of execution of this Lease, to the extent such increase results from the construction of the Tenant Improvements, shall constitute a "Tax Increase" and shall be paid by Lessee to Lessor in accordance with the provisions of Paragraph 10.1.

58. ADDITIONAL PROVISIONS REGARDING NON-DISTURBANCE AGREEMENTS.

         58.1 If as of the date of execution of this Lease the Premises shall be subject to any Security Device (as such term is defined in Paragraph 30), following the execution and delivery of this Lease by the Parties, Lessor shall request the holder of such Security Device to enter into a "non-disturbance agreement" (as such term is defined in Paragraph 30.3) with Lessee in the form prescribed by Paragraph 30.3. If such holder fails or refuses to enter into such non-disturbance agreement within twenty-one (21) days after the date of execution and delivery of this Lease by the Parties (unless as a result of the reconveyance of such Security Device), then Lessee may elect to terminate this Lease by giving written notice of such election to Lessor within ten (10) business days thereafter (unless Lessee receives such non-disturbance agreement or such Security Device is reconveyed prior to the time Lessee gives such notice), whereupon this Lease shall terminate and neither party shall have any further liabilities or obligations under this Lease, except those that expressly survive termination. If Lessee does not give such notice of termination within said ten (10) business day period, this Lease shall continue in effect and Lessee's right of termination as aforesaid shall be deemed waived.

59. USE, TRUCK STORAGE.

         59.1 No storage of any kind is allowed outside of the building situated on the Premises, including but not limited to trucks and trailers, and Lessee shall not use the Premises (or any adjacent parking areas) as a truck storage facility.

         59.2 Trucks and trailers shall be parked only on concrete aprons. The front legs of any trailers stored on asphalt shall be placed only on an appropriate support placed between the trailer legs and the asphalt, so as to protect the asphalt from damage.

60. WORK BY LESSEE.

         60.1 Any Alterations (including but not limited to the "Tenant Improvements", as defined below) or Utility Installations to be constructed or installed by Lessee at any time shall be installed by Lessee or its contractors in compliance with the following:

               (a) No such work shall proceed without (i) Lessee's contractor first providing to Lessor payment and performance bonds satisfactory to Lessor,
(ii) Lessor's prior written approval of Lessee's contractor, (iii) the furnishing to Lessor by Lessee's contractor of a Certificate of Insurance from an approved company in an amount of not less than $1,000,000 combined single limits for public liability and automobile liability, endorsed to show Lessor as an additional insured, and worker's compensation insurance covering all of the contractor's employees, and (iv) detailed plans and specifications for such work submitted to and approved by Lessor (provided, however, that Lessee may commence demolition required to construct the Tenant Improvements in advance of Lessor's approval of the plans and specifications for the Tenant Improvements to the extent expressly permitted in Paragraph 73.2 hereof).

               (b) All such work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Lessor before the work is commenced, and any work not acceptable to the applicable Department of Building and Safety, or not reasonably satisfactory to Lessor, shall be promptly replaced at Lessee's expense. Notwithstanding any failure by Lessor to object to any such work, Lessor shall have no responsibility therefor.

               (c) Lessee shall give Lessor at least ten (10) days prior notice of the date of commencement of any such work.

               (d) Lessee shall reimburse Lessor for any extra expense actually incurred by Lessor by reason of faulty work done by Lessee or its contractors, or by reason of inadequate cleanup.

               (e) All work shall be diligently and continuously pursued to its completion and be done in a good and workmanlike manner of good and sufficient materials.

         60.2 Lessee shall, within thirty (30) days after completion of such alterations, improvements, additions or Utility Installations, provide Lessor with as-built plans and specifications for same.

61. ADDITIONAL PROVISIONS REGARDING SIGNS.

         61.1 Subject to Lessee's obtaining of all necessary licenses, permits and approvals required therefor, and subject to any applicable restriction in the CC&Rs or other Applicable Law, Lessee shall have the right, at Lessee's sole cost and expense, to install a monument sign (or install its signage on the existing Xerox monument sign) adjacent to the entrance to the building situated on the Premises, advertising Lessee's own business conducted on the Premises. Such monument sign shall be installed in accordance with the provisions of Paragraphs 7.3 and 60 of this Lease and shall be deemed Alterations for all purposes under this Lease. The location, design and specifications for such monument sign shall be subject to Lessor's prior written approval, which shall not be unreasonably withheld, conditioned or delayed, and shall further be subject to the requirements of Applicable Law and the CC&Rs. Lessee shall maintain and repair such monument sign at all times during the term of this Lease at Lessee's sole cost and expense.

62. LESSEE'S COMMUNICATIONS EQUIPMENT.

         62.1 Subject to Lessee's obtaining of all necessary licenses, permits and approvals required therefor, and subject to any applicable restrictions in the CC&Rs or other Applicable Law, Lessee shall have the right to install, at Lessee's sole cost and expense, up to six (6) full-sized ten (10) to twelve
(12) foot satellite dishes on the roof of the building situated on the Premises or within the parking areas situated on the Premises. The location and specifications for such satellite dishes shall be subject to Lessor's prior written approval, which shall not be unreasonably withheld, conditioned or delayed. Such satellite dishes shall be installed in accordance with the provisions of Paragraphs 7.3 and 60 of this Lease and shall be deemed Utility Installations for all purposes under this Lease. Lessee shall, at Lessee's sole cost and expense, perform all structural reinforcement to the roof or other portions of the Premises necessary to support such satellite dishes, and shall install screening of the dishes so that they shall be screened from view within the parking areas adjacent to the building situated on the Premises or as otherwise required under the CC&Rs or other Applicable Law. Lessee shall promptly repair, at Lessee's sole cost and expense, any damage to the roof, structure or other portions of the Premises at any time during the term of this Lease resulting from the installation or maintenance of such satellite dishes. Lessee shall also maintain and repair all such satellite dishes at all times during the term of this Lease at Lessee's sole cost and expense.

63. RENT ESCALATIONS.

         63.1 On the second (2nd) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Sixty-One Thousand Eight Hundred Eighty Dollars and Thirty-Four Cents ($61,880.34).

         63.2 On the third (3rd) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Sixty-Three
Thousand Seven Hundred Thirty-Six Dollars and Seventy-Five Cents ($63,736.75).

         63.3 On the fourth (4th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Sixty-Five Thousand Six Hundred Forty-Eight Dollars and Eighty-Five Cents ($65,648.85).

         63.4 On the fifth (5th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Sixty-Seven Thousand Six Hundred Eighteen Dollars and Thirty-Two Cents ($67,618.32).

         63.5 On the sixth (6th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Sixty-Nine Thousand Six Hundred Forty-Six Dollars and Eighty-Seven Cents ($69,646.87).

         63.6 On the seventh (7th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Seventy-One Thousand Seven Hundred Thirty-Six Dollars and Twenty-Seven Cents ($71,736.27).

         63.7 On the eighth (8th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Seventy-Three Thousand Eight Hundred Eighty-Eight Dollars and Thirty-Six Cents ($73,888.36).

         63.8 On the ninth (9th) anniversary of the Commencement Date, the monthly Base Rent payable hereunder shall be increased to Seventy-Six Thousand One Hundred Five Dollars and One Cent ($76,105.01).

64. OPTION TO EXTEND.

         64.1 Grant of Option. Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional five (5) year period (the "Option Term") commencing upon the expiration of the Original Term hereof, upon each and all of the following terms and conditions:

               (a) Lessee gives to Lessor, and Lessor actually receives, on a date that is prior to the date upon which the Option Term would commence (if such option is exercised) by at least nine (9) and not more than twelve (12) months, a written notice via personal delivery or certified mail of the exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

               (b) The provisions of Paragraph 39 of this Lease, including without limitation the provisions relating to the default of Lessee set forth in Paragraph 39.4, are conditions of this option;

               (c) All of the terms and conditions of this Lease except where specifically modified by this option shall apply during the Option Term;

               (d) Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee's performance hereunder, expressly reaffirms in writing the extension of their liability with respect to this Lease for the Option Term; and

               (e) The monthly Base Rent at the commencement of the Option Term shall be increased to Seventy-Eight Thousand Three Hundred Eighty-Eight Dollars and Sixteen Cents ($78,388.16). Thereafter, on the first (1st) anniversary of the commencement of the Option Term, and on each subsequent anniversary thereof, the monthly Base Rent payable by Lessee under this Lease shall be increased by an amount equal to three percent (3%) of the monthly Base Rent in effect immediately prior to the anniversary on which such increase is to become effective.

65. ADDITIONAL PROVISIONS REGARDING MAINTENANCE AND REPAIRS.

               65.1 Lessor's Obligations. Except as otherwise provided in Paragraph 65.2 or elsewhere in this Lease, Lessor shall be responsible for the maintenance, repair and replacement, as necessary, of the Premises, including the Building and parking areas, and the roof and the heating, ventilating and air conditioning equipment, and the fire and life safety systems (excluding any such systems installed by Lessee), shall repaint the exterior of the Premises as reasonably necessary, and shall provide standard janitorial services for the Premises after normal business hours on a daily basis (excluding weekends and holidays). Notwithstanding the foregoing, in no event shall Lessor be obligated to paint the interior of the Premises. Except as expressly provided in Paragraphs 9.6 and 11, there shall be no abatement of rent or liability to Lessee on account of any injury to interference with Lessee's business with respect to any improvements, alterations, maintenance or repairs made by Lessor to the Premises or any part thereof; provided, however, that the foregoing shall not be deemed a limitation upon the liability of Lessor for injury to persons or damage to personal property or any other property or improvements situated on the Premises caused by Lessor's gross negligence or willful misconduct.

         65.2 Lessee's Obligations. Notwithstanding the provisions of Paragraph
65.1 above, Lessee shall, at Lessee's sole cost and expense, (a) promptly commence and complete the repair or replacement (including without limitation repainting) of any condition, damage or defect caused by any act or omission of Lessee or any of its agents, employees, contractors, licensees or permittees,
(b) promptly perform all repairs and replacements to the wall coverings and floor coverings and other furnishings in the Premises, and the replacement of any other items which become worn out, obsolete or non-functioning as a result of ordinary wear and tear, provided, however, that if the replacement of any such other item will cost, as to any single item, more than $2,500.00, and such item will have a useful life (as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof) that will extend beyond the term of this Lease by more than one (1) year, then such item shall be replaced by Lessor, and Lessee shall pay to Lessor, each month during the remainder of the term of this Lease (including any extension thereof), on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one (1), and the denominator of which is the number of months of the useful life of such replacement (including interest on the unamortized balance as is then commercially reasonable in the reasonable judgment of Lessor's accountants but in no event more than ten percent (10%) per annum), with Lessee reserving the right to prepay its obligation at any time without penalty, (c) promptly commence and complete the repair or replacement of any condition, damage or defect arising as a result of any defective construction of any Alterations or Utility Installations (including without limitation the Tenant Improvements) constructed or installed by Lessee, (d) at all times keep all of Lessee's furnishings, fixtures, equipment and other personal property in the Premises in a neat, clean and good condition and state of repair, and (e) maintain and repair any Alterations and Utility Installations made by Lessee (including without limitation the Tenant Improvements) that are above standard improvements or that create maintenance or repair costs in excess of those that would be incurred for standard improvements. Lessor may elect, at Lessor's option, to perform any of the maintenance, repair and replacement obligations of Lessee, provided Lessor gives Lessee ten (10) business days prior written notice of such election (except in the event of emergency), in which event Lessee shall reimburse Lessor for the reasonable cost thereof incurred by Lessor within ten (10) business days of Lessor's written request for payment.

66. ADDITIONAL PROVISIONS REGARDING ALTERATIONS AND UTILITY INSTALLATIONS.

         66.1 Notwithstanding anything to the contrary in Paragraph 7.3(a) hereof, Lessee may make nonstructural Alterations and Utility Installations to the interior of the Premises (excluding the roof) without Lessor's prior written consent as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, do not impair the structural integrity of the Premises, and the cumulative cost thereof in any twelve (12) month period does not exceed Thirty-Five Thousand Dollars ($35,000.00). All such Alterations and Utility Installations shall be made in accordance with the provisions of Paragraph 7.3 and other applicable provisions of this Lease. Lessee shall give Lessor at least ten (10) days prior written notice of any such Alterations or Utility Installations proposed by Lessee.

         66.2 Lessee shall have the right to install its own security system in the Premises at Lessee's sole cost and expense and the same shall constitute a Trade Fixture for all purposes under this Lease; provided, however, that such security system shall be installed only in accordance with all provisions of this Lease that are applicable to the installation of Alterations and Utility Installations, including without limitation Paragraphs 7.3 and 60. Notwithstanding anything to the contrary contained in this Lease, Lessee shall at all times be solely responsible for the maintenance, repair and replacement of such security system, at Lessee's sole cost and expense.

67. TENANT IMPROVEMENTS.

         67.1 Lessee, at Lessee's sole cost and expense (except as otherwise expressly provided herein), agrees to construct or cause the construction of such improvements to the interior of the Premises as Lessee requires to ready the Premises for the conduct of its business, and in accordance with the "Final Plans" therefor described below (the "Tenant Improvements"). As part of the Tenant Improvements, Lessee may elect to replace the existing roof of the Building; provided, however, that if as part of the Tenant Improvements, Lessee proposes to penetrate the existing roof of the Building for the installation of skylights, Lessee shall be required to replace the existing roof of the Building. If Lessee proposes or is required to replace the existing roof in connection with the performance of the other Tenant Improvements, such roof replacement shall constitute part of the "Tenant Improvements". In connection with any such roof replacement, Lessee shall obtain a roof warranty or guaranty, guaranteeing the new roof for a period of not less than five (5) years, which warranty or guaranty shall be assignable to Lessor and its successors and assigns and shall be in form and content reasonably satisfactory to Lessor. Lessee shall assign such warranty or guaranty to Lessor upon completion of the Tenant Improvements. The Tenant Improvements shall be designed and constructed by Tenant as provided hereinbelow.

         67.2 Lessee shall cause the Tenant Improvements to be designed and constructed in compliance with the requirements of all Applicable Law, including without limitation the Americans with Disabilities Act, and the Tenant Improvements shall include, without limitation, any modifications to the Premises required under the Americans with Disabilities Act or other Applicable Law that are required solely as a result of the Tenant Improvements. The cost thereof shall be paid by Lessee, subject however to Lessor's obligation to pay the Tenant Improvement Allowance to Lessee pursuant to Paragraph 74 hereof.

68. PRELIMINARY PLANS.

         68.1 Intentionally Omitted.

         68.2 Prior to commencement of construction of the Tenant Improvements (other than demolition), Lessee, at its sole cost and expense, shall have preliminary plans and specifications prepared by Pugh & Scarpa or another licensed architect reasonably approved by Lessor ("Lessee's Architect") for the construction of the Tenant Improvements (the "Preliminary Plans").

         68.3 For a period of three (3) business days from the date Lessee delivers the Preliminary Plans to Lessor, Lessor shall have the right to accept and approve said Preliminary Plans, as delivered, or reject them. Such right of rejection or approval by Lessor shall be exercised reasonably. Acceptance or rejection of said Preliminary Plans shall be signified by Lessor delivering to Lessee, within said three (3) business day period, said Preliminary Plans with each page marked "approved" or "rejected", as the case may be, and signed by Lessor.

         68.4 If Lessor shall reject the Preliminary Plans either partially or totally, Lessee shall cause such Preliminary Plans to be modified by Lessee's Architect so as to be acceptable to Lessor and shall deliver the modified Preliminary Plans to Lessor, which Lessor shall again have the right to approve or disapprove pursuant to Paragraph 68.3 above, and such process shall continue until said Preliminary Plans have been modified to the reasonable requirements of Lessor. The Preliminary Plans, when approved by Lessor, shall supersede any prior agreement concerning the Tenant Improvements.

69. FINAL PLANS.

         69.1 Within thirty (30) days after the Preliminary Plans have been approved by Lessor, Lessee, at Lessee's sole cost and expense, shall have final plans and specifications for the Tenant Improvements prepared by Lessee's Architect, which final plans and specifications shall include a fully-coordinated set of architectural, structural, mechanical, electrical, roofing (if applicable) and plumbing working drawings and shall be in accordance with the Preliminary Plans that have been approved by Lessor.

         69.2 For a period of three (3) business days following Lessor's receipt of the final plans and specifications, Lessor shall have the right to accept and approve said final plans and specifications, as delivered, or reject them. Such right of rejection or approval by Lessor shall be exercised reasonably. Acceptance or rejection of said final plans and specifications shall be signified by Lessor delivering to Lessee, within said three (3) business day period, said final plans and specifications with each page marked "approved" or "rejected", as the case may be, and signed by Lessor.

         69.3 If Lessor shall reject said final plans and specifications, Lessee shall cause such final plans and specifications to be modified by Lessee's Architect so as to be acceptable to Lessor and shall deliver the modified final plans and specifications to Lessor, which Lessor shall again have the right to accept or disapprove pursuant to Paragraph 69.2 above, and such process shall continue until said final plans and specifications have been modified to the reasonable requirements of Lessor. The final plans and specifications, when approved by Lessor, are referred to herein as the "Final Plans", and shall supersede any prior agreements and the Preliminary Plans concerning the Tenant Improvements.

         69.4 Lessor's review of the Preliminary Plans and Final Plans as set forth in Paragraph 68 and this Paragraph 69 above shall be for its own sole purpose and shall not imply Lessor's review of the same, or obligate Lessor to review the same, for quality, design, compliance with Applicable Laws or other like matters. Accordingly, notwithstanding that any Preliminary Plans or Final Plans are reviewed by Lessor, and notwithstanding any advice or assistance which may be rendered to Lessee by Lessor or Lessor's architect, engineer or other consultant, Lessor shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Preliminary Plans or Final Plans, and Lessee's waiver and indemnity set forth in this Lease shall specifically apply to the Preliminary Plans and Final Plans.

70. BIDDING AND CONSTRUCTION OF TENANT IMPROVEMENTS.

         70.1 After the Final Plans have been approved by Lessor, Lessee shall solicit one (1) or more bids for the construction of the Tenant Improvements for a "fixed price" fee or on a "cost plus" basis, subject to a guaranteed maximum cost, from at least one (1) licensed, bonded and insured general contractor mutually pre-approved by Lessor and Lessee; provided, however, Lessor hereby approves Cromie Construction as Lessee's general contractor. The approved general contractor selected by Lessee to construct the Tenant Improvements shall be referred to herein as the "Project Contractor". Lessee shall enter into the construction contract with the Project Contractor for the construction of the Tenant Improvements within five (5) business days after the award is made.

         70.2 As soon as possible following Lessor's approval of the Final Plans and the selection of the Project Contractor, Lessee shall, at Lessee's sole cost and expense (except as otherwise expressly provided herein), apply for and obtain all required permits, licenses and approvals required for the construction of the Tenant Improvements (collectively, "Permits") and construct the Tenant Improvements with all due diligence, in a good and workmanlike manner and in accordance with said approved Final Plans and all applicable County and City ordinances and other Applicable Law. Neither Lessor nor it consultants shall be responsible for obtaining any of the Permits or a certificate of occupancy for the Premises, and obtaining the same shall be Lessee's sole responsibility; provided, however, that Lessor shall reasonably cooperate with Lessee, at no out-of-pocket cost or expense to Lessor, in executing permit applications and performing other reasonable ministerial acts as reasonably necessary to enable Lessee to obtain any such Permit or certificate of occupancy.

         70.3 In addition to the requirement set forth above, the Tenant Improvements shall be constructed by Lessee in accordance with the requirements of Paragraph 60 above, including without limitation the requirement that the Project Contractor provide to Lessor satisfactory payment and performance bonds and certificates of insurance as specified therein. The Tenant Improvements shall further be deemed to be "Alterations" and "Utility Installations" (as such terms are defined in Paragraph 7.3) for all purposes under this Lease.

         70.4 Lessee shall be permitted access to the Premises to construct the Tenant Improvements from and after the Early Possession Date set forth in Paragraph 1.4, upon and subject to the terms and conditions set forth in Paragraphs 3.2 and 73.

         70.5 Lessor shall have the right to inspect the Tenant Improvements at all times upon reasonable prior notice, provided, however, that Lessor's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Lessor's rights hereunder nor shall Lessor's inspection of the Tenant Improvements constitute Lessor's approval of the same.

71. CHANGE ORDERS.

         71.1 No change, addition or alteration to the approved Final Plans may be made without the prior written consent of Lessor. If Lessee shall request any change, addition or alteration to the approved Final Plans, Lessee shall submit such requests in writing to Lessor, and Lessor shall approve or disapprove such request by written notice to Lessee within three (3) business days thereafter. Such right of approval or disapproval shall be exercised reasonably. Failure of Lessor to give written notice to Lessee of Lessor's disapproval of any such request within said three (3) business day period shall be deemed to constitute Lessor's approval thereof. Any such change, addition or alteration to the approved Final Plans, when approved in writing (or deemed approved as aforesaid) by Lessor, shall become part of the Final Plans.

72. COMPLETION; COMMENCEMENT DATE.

         72.1 Lessee shall cause construction of the Tenant Improvements to be completed as soon as possible following receipt of required Permits.

         72.2 For purposes of this Paragraph 72, the Tenant Improvements shall be deemed completed when the Tenant Improvements per the Final Plans are substantially completed and the building department of the municipality having jurisdiction of the Premises shall have made a final inspection and approval thereof so as to permit occupancy thereof.

         72.3 The "Commencement Date" of this Lease shall be the earlier to occur of (a) the date which is one hundred twenty (120) days after the date which is the later of (i) the date of Lessee's receipt of the "non-disturbance agreement" described in Paragraph 58.1 executed by the holder of any Security Device affecting the Premises as of the date of execution of this Lease in accordance with the terms of Paragraph 58.1 (or in lieu thereof, the reconveyance of such Security Device), or (ii) the date of execution and delivery of this Lease by Parties, or (b) the date on which the Tenant Improvements have been completed and Lessee has commenced the conduct of its business in the Premises. The Original Term shall expire at 5:00 p.m. on the day before the date which is ten (10) years after the Commencement Date (the applicable date being referred to herein as the "Expiration Date").

         72.4 Once the Commencement Date has been determined, Lessor and Lessee shall execute an amendment to this Lease confirming the Commencement Date and Expiration Date.

73. EARLY POSSESSION FOR CONSTRUCTION OF TENANT IMPROVEMENTS.

         73.1 Provided that all of the following conditions are first satisfied:
(i) execution of this Lease by both Lessee and Lessor, (ii) payment of rentals called for in Paragraph 52.1 hereof and the Security Deposit specified in Paragraph 1.7 hereof, (iii) delivery to Lessor of the certified copies of, or certificates evidencing the existence and amounts of, the insurance as required under the third sentence of Paragraph 8.5 hereof, and of the insurance required to be maintained by Lessee's contractor pursuant to Paragraph 60.1(a) hereof,
(iv) delivery to Lessor of the Letter of Credit in accordance with Paragraph 53,
(v) Lessor's approval of the Final Plans (except as provided in Paragraph 73.2 below), (vi) issuance of all required Permits (except as provided in Paragraph
73.2 below, (vii) satisfaction by Lessee and its contractors of all other conditions to the commencement of work set forth in Paragraph 60 above (including but not limited to the delivery to Lessor of satisfactory payment and performance bonds as provided therein), (viii) Lessee shall have received the non-disturbance agreement pursuant to Paragraph 58.1 from the holder of any Security Device that encumbers the Premises as of the date of execution of this Lease (unless such Security Device is sooner reconveyed), or Lessee's right to terminate this Lease pursuant to Paragraph 58.1 by reason of the failure of such holder to enter into such non-disturbance agreement with Lessee shall have been waived, and (ix) Lessee's written acceptance of the condition of the Premises upon Lessor's delivery thereof (subject to Paragraphs 2.2 and 2.3 hereof), Lessee shall be given access to Premises on the Early Possession Date upon the following conditions, all of which are agreed to by Lessee:

         (a) The entry will be only for the construction and/or installation of the Tenant Improvements;

         (b) The entry will be subject to all other terms and provisions of this Lease (other than Lessee's obligation to pay Base Rent), which Lessor and Lessee hereby agree shall be in effect during the period of such entry; and

         (c) Delivery of possession of the Premises to Lessee prior to the satisfaction of all of the conditions set forth in Paragraphs 73.1(i) through
(ix) above shall not constitute the waiver by Lessor of the satisfaction of any such conditions by Lessee. Except as otherwise expressly provided in Paragraph
73.2 below, Lessee shall not commence construction of the Tenant Improvements until all such conditions have been satisfied. No delay or failure by Lessee to satisfy any such conditions by the Early Possession Date or thereafter for any period for any reason shall constitute a delay or failure by Lessor to deliver possession of the Premises to Lessee, nor permit Lessee to terminate this Lease pursuant to Paragraph 3.3 above, notwithstanding anything contained in Paragraph
3.3 above to the contrary.

         73.2 Notwithstanding anything herein to the contrary, Lessee shall be given access to the Premises on the Early Possession Date solely for purposes of the demolition of improvements required in connection with the construction of the Tenant Improvements, even if, and prior to the Early Possession Date, Lessee has not obtained Lessor's approval of the Final Plans pursuant to Paragraph 73.1(v) and Lessee has not obtained all of the Permits pursuant to Paragraph 73.1(vi), so long as (i) the conditions set forth in Paragraphs 73.1(i) through (iv) and (vii) through (ix) are first satisfied,
(ii) Lessee shall have obtained all licenses, permits and approvals required to perform such demolition work (collectively, the "Demolition Permits"), and
(iii) such access shall be upon the conditions set forth in Paragraphs 73.1(a) through (c) above, except that Lessee's entry will be only for purposes of performing the demolition work in accordance with the Demolition Permits.

74. TENANT IMPROVEMENT ALLOWANCE.

         74.1 Provided that Lessee is not in Default or Breach of this Lease, Lessor shall pay to Lessee (by joint checks to Lessee and the Project Contractor) an amount equal to the lesser of (a) the Tenant Improvement Costs (as hereinafter defined), or (b) the "Maximum Allowance Amount" (as defined below) (and said lesser amount shall be referred to herein as the "Tenant Improvement Allowance"). As used herein, the term "Maximum Allowance Amount" shall mean the sum of Three Hundred Thousand Three Hundred Ninety Dollars ($300,390.00); provided, however, that if, as part of the Tenant Improvements, Lessee replaces the existing roof of the Building, as provided in Paragraph 67, then the "Maximum Allowance Amount" shall mean the sum of Three Hundred Fifty-Five Thousand Three Hundred Ninety Dollars ($355,390.00). The Tenant Improvement Allowance shall be utilized solely for payment of the out-of-pocket costs incurred and paid by Lessee to the Project Contractor and Lessee's Architect for the design and construction of the Tenant Improvements (collectively, the "Tenant Improvement Costs"). "Tenant Improvement Costs" shall also include costs of obtaining the Permits. In no event shall the Tenant Improvement Allowance exceed the Maximum Allowance Amount.

         74.2 The Tenant Improvement Allowance shall be paid in monthly installments (by joint checks as provided above), and each such installment shall be in an amount equal to the lesser of (A) the Tenant Improvement Costs incurred by Lessee since the previous payment request, less a ten percent (10%) retention, multiplied by a fraction, the numerator of which is the Maximum Allowance Amount, and the denominator of which is equal to the sum of (i) the total contract construction price for the construction of the Tenant Improvements, (ii) the fees of Lessee's Architect, and (iii) the cost of all Permits, or (B) the balance of any remaining available portion of the Tenant Improvement Allowance (excluding the required ten percent (10%) retention); provided, however, that no such installment shall be greater than the Tenant Improvement Costs incurred by Lessee since the previous payment request, less a ten percent (10%) retention. Provided that Lessor does not dispute any request for payment based on non-compliance of any work with the Final Plans or due to any substandard work or for any other reason, each such installment shall be due and payable within thirty (30) days after satisfaction by Lessee of all of the following with respect to each installment:

               (a) Lessee shall have submitted to Lessor a completed and signed request for payment (AIA Document G702), together with copies of invoices marked "paid" and other reasonably required supporting documentation for the costs incurred and paid by Lessee since the date of the previous payment request;

               (b) Lessee shall have obtained and delivered to Lessor conditional lien waivers and releases (conditioned only upon receipt of good funds) in statutorily required form signed by all contractors, subcontractors and materialmen performing work or supplying materials to the Premises in connection with the work for which payment is requested; and

               (c) Lessee shall have delivered to Lessor the certification of Lessee's Architect that the work for which payment is requested has been completed in accordance with the Final Plans in a good and workmanlike manner and in compliance with Applicable Law.

         74.3 An amount equal to the final ten percent (10%) of the Tenant Improvement Allowance shall be retained by Lessor until thirty (30) days after satisfaction of the requirements in Paragraphs 74.2(a) through (c) above and all of the following additional conditions to payment have been satisfied, whereupon such retention shall be paid to Lessee (by joint checks as provided above) provided that Lessor does not dispute any request for payment based on non-compliance of any work with the Final Plans or due to any substandard work or for any other reason:

               (a) Lessee shall have completed construction of the Tenant Improvements in accordance with the provisions of this Lease applicable to the design and construction thereof and shall have obtained and delivered to Lessor the certification of Lessee's Architect that the Tenant Improvements have been completed in accordance with the Final Plans in a good and workmanlike manner and in compliance with Applicable Law;

               (b) Lessee shall have obtained a permanent certificate of occupancy or its equivalent for the Tenant Improvements by appropriate governmental authorities and delivered a copy thereof to Lessor;

               (c) Lessee shall have obtained and delivered to Lessor unconditional lien waivers and releases in statutorily required form signed by all contractors, subcontractors and materialmen performing work at or supplying materials to the Premises with respect to the entirety of the Tenant Improvements; and

               (d) The statutory time period within which mechanics' liens may be recorded against the Premises shall have elapsed and Lessee shall have delivered to Lessor evidence satisfactory to Lessor that the Premises are not encumbered by any mechanics' liens relating to the Tenant Improvements. Upon request of Lessee, Lessor agrees to cooperate with the filing by Lessee of an appropriate notice of completion of construction of the Tenant Improvements at Lessee's sole cost.

         74.4 Lessor's payment of any installment of the Tenant Improvement Allowance shall not be deemed Lessor's approval or acceptance of the work furnished or materials supplied as set forth in Lessee's payment request.

75. ADDITIONAL DAMAGE AND DESTRUCTION PROVISIONS.

         75.1 Notwithstanding any obligations Lessor may have to the contrary, as set forth in Paragraph 9.2, if a Premises Partial Damage that is an Insured Loss occurs, if the required insurance was in force but insurance proceeds are not sufficient to effect the repair of the damage to the Premises in accordance with the requirements of Paragraph 9.2, regardless of the reason for the shortage in proceeds, and if the cost to repair or restore the Premises exceeds the available insurance proceeds by $500,000.00 or more, Lessor shall have no obligation to contribute the shortage in proceeds or to repair or restore the Premises, but instead Lessor shall have the right to terminate this Lease upon thirty (30) days prior written notice; provided, however, that if within thirty
(30) days after Lessor gives such notice Lessee provides Lessor with the funds required to cover the shortage in proceeds, or adequate assurance thereof, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. Lessor's right to terminate this Lease pursuant to this Paragraph 75.1 shall be in addition to, and not in lieu of, Lessor's right to terminate, or permit termination of, this Lease pursuant to Paragraph 9.2 under the circumstances described in Paragraph 9.2.

76. ADDITIONAL PROVISIONS REGARDING HOLDOVER.

         76.1 If Lessee remains in possession of the Premises after the expiration of the Lease Term or earlier termination of this Lease, with or without the consent of Lessor, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent for the first month of any such holdover shall be equal to one hundred twenty-five percent (125%) of the Base Rent in effect immediately prior to such holdover, and the monthly Base Rent payable thereafter during the continuation of any such holdover shall be equal to one hundred fifty percent (150%) of the monthly Base Rent in effect immediately prior to the initial holdover. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Paragraph 76 shall be construed as consent by Lessor to any holding over by Lessee. The provisions of this Paragraph 76 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Lessor provided herein or at law.

77. HAZARDOUS SUBSTANCES; STORAGE TANKS--LESSEE.

         77.1 Acutely Hazardous Substances Prohibited. Notwithstanding anything to the contrary contained elsewhere in this Lease, Lessee shall not under any circumstances, and whether or not a governmental permit is obtainable in connection therewith, have, suffer, permit or create on, in, under or about the Premises any "Acutely Hazardous Substance," which term is defined as any asbestos, cyanide, Polychlorinated Biphenyl ("PCB"), Dichloro Diphenyl Trichloroethane ("DDT"), benzene, dioxin, radioactive, poisonous or explosive product, substance, chemical, material or waste, or any other product, substance, chemical, material or waste that, either alone or in combination with other material or materials, constitutes a similarly acute hazard to the Premises, the property of which the Premises are a part, other tenants thereof, or to the environment.

         77.2 Storage Tanks. Notwithstanding anything herein to the contrary, Lessee shall not install storage tanks of any size or shape in or about the Premises, above or below ground, without the specific prior written consent of Lessor. Lessee shall, prior to the expiration or earlier termination of this Lease, at its sole cost and expense, remove any storage tank from the Premises that was installed by or for Lessee, and remove and replace any contaminated soil or materials (and compact or treat the same) and repair any damage or change to the Premises caused by said installation, use and/or removal, all as required by law.

         77.3 Consent May Be Conditional. Lessor shall not be required to consent to the presence or use by Lessee of any product, substance, chemical, material or practice that materially increases the risk of damage to or contamination of any property or the environment, of injury to persons, or of exposure to liability therefor, or that requires an inordinately expensive or impractical modification of the Premises. Unless otherwise previously approved in writing by Lessor, Lessee shall give Lessor at least thirty (30) days prior written notice of Lessee's intention to use a Hazardous Substance, storage tank, practice, precaution or location which requires Lessor's prior consent under this Lease. Lessor's failure to disapprove in writing to Lessee within said thirty (30) day period shall not, under any circumstances, constitute Lessor's consent to the permissions requested.

         77.4 Spills; Compliance With Law. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on or under the Premises (including through the plumbing or sanitary sewer system) and shall at all times comply with any and all applicable laws, ordinances, rules, restrictions, regulations, and permit and licensing requirements, as well as the recommendations of Lessor's experts and/or consultants and board of fire underwriters, pertaining to: (a) Hazardous Substances and/or industrial hygiene, (b) the environmental conditions on, under or about the Premises, including but not limited to, soil and groundwater conditions, (c) the use, generation, manufacture, production, storage or disposal on, under or about the Premises, or the transfer to or from the Premises, of any Hazardous Substance or storage tank. Lessee shall promptly, at Lessee's expense, take all investigatory and/or remedial action recommended, whether or not formally ordered or required, for the cleanup and/or removal of any contamination of, and for the maintenance, security and/or monitoring of, the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control.

         77.5 Survival of Obligations. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease pertaining to Hazardous Substances or storage tanks unless said release agreement specifically sets forth Lessor's intention to so release Lessee with respect thereto.

78. LESSOR'S DISCLOSURES.

         78.1 Lessee hereby acknowledges that Lessor has disclosed the following to Lessee:

               (a) In January, 1994 the building on the Premises suffered minimal damage in the Northridge earthquake (cost to repair did not exceed $50,000). Such damage was repaired in 1994.

               (b) In 1997, G&L Construction, Inc. performed seismic upgrades required by Los Angeles County to bring the building situated on the Premises to then current earthquake codes. Minor repairs to the exterior plaster were done at the same time.

               (c) In 1997, the building situated on the Premises also experienced moisture intrusion through the concrete slab due to landscape overwatering and inappropriate carpet underlay installed by the tenant, which resulted in a mildew problem. The overwatering practice has been corrected and G&L Construction, Inc. was engaged to seal the interior of the concrete slab where needed and to replace some of the existing carpeting in the building and install appropriate carpet underlay. Such work was completed and no further problems have been observed since that time.

79. ADDITIONAL PROVISIONS REGARDING LESSOR'S LIABILITY.

         79.1 Lessee agrees that, anything in this Lease to the contrary notwithstanding (except as provided in Paragraph 79.2 below), subject to prior rights of any Lender, Lessee shall look solely to Lessor's interest in the land and improvements within which the Premises are located (or the proceeds from any sale thereof), and any insurance proceeds applicable thereto, for the collection of any judgment (or award from any other process) requiring the payment of money by Lessor in the event of any default or breach by Lessor of the terms, covenants or conditions of this Lease to be observed and/or performed by Lessor, and no other assets of any Co-Lessor or, if Lessor is a partnership, of any partner of Lessor, shall be subject to levy, execution or any procedures for the satisfaction of Lessee's remedies with respect to the Premises and/or under this Lease.

         79.2 Notwithstanding the provisions of Paragraph 79.2 to the contrary, Lessor (but not any Lender or any purchaser of the Premises by foreclosure of a Security Device or deed in lieu of foreclosure) shall be and remain fully and personally liable to Lessee for any prepaid rent or additional rent paid by Lessee to Lessor and for any security deposit, cleaning deposit or other sum that Lessee may have paid in advance to Lessor, to the extent that Lessee is entitled to the return of such payments and Lessor has not delivered such payments to its Lender.

80. WAIVER OF LESSEE'S TERMINATION RIGHTS.

         80.1 Notwithstanding anything to the contrary contained in this Lease, Lessee hereby waives any right it may have at law or in equity to terminate this Lease for any reason whatsoever, except for any termination right of Lessee that is expressly set forth in this Lease.

81. INTENTIONALLY OMITTED.

82. AMENDMENTS TO LEASE.

         82.1 At such times as a rental adjustment is made to this Lease by virtue of any provision of this Lease (other than the increases in Base Rent specified in Paragraph 63), the parties shall execute a written amendment to this Lease to reflect said change.

         82.2 Lessee agrees to make any reasonable modifications to this Lease that may be required by an institutional lender of Lessor so long as such modifications do not affect Lessee's monetary obligations under this Lease.

83. INTERPRETATION.

         83.1 Wherever in this Lease any portion thereof, whether in print or otherwise, was deleted at or before the execution hereof, and whether or not any relative provision was added, this Lease shall be read and construed as if the material deleted were never included herein and no implication shall be drawn from the text of the deleted material.

         83.2 Neither party hereto nor such party's respective attorney shall be deemed the drafter of this Lease for purposes of interpreting or construing any of the provisions of this Lease in any judicial proceeding which may hereafter arise between the parties or their respective assigns or successors-in-interest. This Lease shall be interpreted in accordance with the fair meaning thereof, and not strictly for or against any party hereto.

84. FULLY NEGOTIATED.

         84.1 It is hereby acknowledged by Lessee that, notwithstanding the fact that portions of this Lease are pre-printed, and that this Lease was prepared by or on behalf of Lessor, Lessee has read this Lease in its entirety and has had the opportunity to freely negotiate any or all of the terms hereof before executing same.

85. EXECUTION.

         85.1 Until this Lease has been executed and delivered by all parties, this Lease shall constitute an offer by Lessee to lease the Premises on the terms stated herein, and shall not be binding upon Lessor.

         LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THE PRINTED PORTION OF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS OR HER APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS, OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THE PRINTED PORTIONS OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX
CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

LESSEE                                  Lessee's Address:
- ------                                  -----------------
YOUBET.COM, INC.,                       Youbet.com, Inc.
a Delaware corporation                  1950 Sawtelle Boulevard
                                        Suite 180
By: /s/ Phillip Hermann                 Los Angeles, CA 90025
   -----------------------              Telephone: (310) 444-3300
Name: Phillip Hermann                   Facsimile: (310) 444-3390
     ---------------------
Title: EVP, CFO & Asst SEC
      --------------------

By: /s/ A. L. Halk
   -----------------------
Name: A. L. Halk
     ---------------------
Title: President
     ---------------------

         [Signatures continued on next page]

                   [Signatures continued from previous page]
LESSOR
- ------

 /s/ Ronald G. Cox
- --------------------------------
RONALD G. COX, Trustee of
THE R.G. COX REVOCABLE TRUST


LESSOR'S ADDRESS:
- ----------------

Ronald Cox, Trustee
L.J. Melody & Co.
4675 McArthur Court
Suite 1425
Newport Beach, CA 92660
Telephone: (949) 797-1106
Facsimile: 949-833-9959

                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF THE PREMISES

That certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL 1:

Parcel B of Parcel Map L.A. No. 4147, in the City of Los Angeles, as per map filed in Book 128, Pages 17 and 18 of Parcel Maps, in the Office of the County Recorder of said County.

PARCEL 2:

An easement for vehicular access and parking over the driveways and parking areas as set forth in the Instrument entitled "Reciprocal Grant of Easements Agreement" recorded December 30, 1993 as Instrument No. 93-2546437 and re-recorded February 16, 1994 as Instrument No. 94-329541.


                                  EXHIBIT "A"

                                   EXHIBIT "B"

                           FORM OF TENANCY STATEMENT

         The undersigned as Lessee under that certain Standard
Industrial/Commercial Single-Tenant Lease --Gross (the "Lease") made and entered into as of ____________, 199_ by and between ___________ as Lessor, and the undersigned as Lessee, for Premises located at ______________, California certifies as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

         2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on
____________.

         3. Base Rent became payable on __________.

         4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

         5. Lessee has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

         6. Lessee shall not modify the documents contained in Exhibit A without the prior written consent of Lessor's mortgagee.

         7. All monthly installments of Base Rent have been paid when due through ____________. The current monthly installment of Base Rent is $_________.

         8. All conditions of the Lease to be performed by Lessor necessary to the enforceability of the Lease have been satisfied and Lessor is not in default thereunder, except as follows: ___________________________

         9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Lessor except as provided in the Lease.

         10. As of the date hereof, there are no existing defenses or offsets that the undersigned has against Lessor, except as follows: __________________

         11. If Lessee is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Lessee hereby represents and warrants that Lessee is a duly formed and existing entity qualified to do business in California and that Lessee has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Lessee is authorized to do so.

         The undersigned acknowledges that this Estoppel Certificate may be delivered to Lessor or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at ________on the __ day of ___, 19___.

                                                     "Lessee":
                                                     --------------------------,
                                                     a
                                                       ------------------------
                                                     By:
                                                        -----------------------
                                                          Its:
                                                               ----------------


                                  EXHIBIT "B"

                                    EXHIBIT "C"

                           NON-DISTURBANCE AGREEMENT

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Peter M. Weil, Esq.
Christensen, Miller, Fink, Jacobs, Glaser,
  Weil & Shapiro, LLP
2121 Avenue of the Stars, 18th Floor
Los Angeles, California 90067

                                 SUBORDINATION,
                                 NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT


























                                  EXHIBIT "C"

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Peter M. Weil, Esq.
Christensen, Miller, Fink, Jacobs, Glaser,
  Weil & Shapiro, LLP
2121 Avenue of the Stars, 18th Floor
Los Angeles, California 90067

                                 SUBORDINATION,
                                 NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

                                 DEFINED TERMS

EXECUTION DATE: MARCH __, 2000

BENEFICIARY & ADDRESS:
Metropolitan Life Insurance Company, a New York corporation
400 South El Camino Real, Eighth Floor
San Mateo, CA 94402
Attn: Assistant Vice President

with a copy to:

- -----------------------
- -----------------------
- -----------------------

TENANT & ADDRESS:
Youbet.com, Inc., a Delaware corporation
1950 Sawtelle Boulevard, Suite 180
Los Angeles, CA 90025
Attn: Phillip Hermann

LANDLORD & ADDRESS:
Ronald G. Cox, Trustee of the R.G. Cox Revocable Trust
4675 MacArthur Court
Suite 710
Newport Beach, CA 92660

LOAN: A first mortgage loan in the original principal amount of $1,465,000.00 from Beneficiary to Landlord.

NOTE: A Promissory Note executed by Warner Properties I (predecessor-in-interest to Landlord) in favor of New England Mutual Life Insurance Company (predecessor-in-interest to Beneficiary) in the amount of the Loan dated as of December 22, 1993.

DEED OF TRUST: A Deed of Trust, Security Agreement and Fixture Filing dated as of December 22, 1993 executed by Warner Properties I (predecessor-in-interest to Landlord) to First American Title Insurance Company, as Trustee for the benefit of New England Mutual Life Insurance Company (predecessor-in-interest to Beneficiary) securing repayment of the Note and recorded in the records of the County in which the Property is located.


                                  EXHIBIT "C"

LEASE AND LEASE DATE: The lease entered into by Landlord and Tenant dated as of March 10, 2000 covering the Premises.

PROPERTY:
5901 De Soto Avenue
Woodland Hills, CA

The Property is more particularly described on EXHIBIT A.


         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in EXHIBIT A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

         A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the "Premises").

         B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

         C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

         D. Tenant has requested that Beneficiary agree not to disturb Tenant's rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee's power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property (collectively, a "Foreclosure Sale") but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a "Foreclosure Purchaser").

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         1. SUBORDINATION. The Lease and the leasehold estate created by the Lease and all of Tenant's rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

         2. ACKNOWLEDGMENTS BY TENANT. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary may otherwise request; (b) Tenant shall send a copy of any notice or statement under the Lease to Beneficiary at the same time Tenant sends such notice or statement to Landlord; (c) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement with respect to the Deed of Trust.

         3. FORECLOSURE AND SALE. In the event of a Foreclosure Sale,

               (a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease (as such term may be extended by the exercise of any options). Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale. Upon Beneficiary's acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be:
(i) liable for any act or omission of a prior landlord (including Landlord); or
(ii) subject to any offsets or defenses that Tenant might


                                  EXHIBIT "C"
have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord), except to the extent such payments are received by Beneficiary; or (iv) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

               (b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease (as such terms may be extended by the exercise of any options).

               (c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds;
(ii) Tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) Beneficiary shall not be required to grant nondisturbance to any subtenants of Tenant; (iv) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (v) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

         4. SUBORDINATION AND RELEASE OF PURCHASE OPTIONS. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Borrower. To the extent Tenant has or acquires any such right or option, these rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

         5. ACKNOWLEDGMENT BY LANDLORD. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

         6. CONSTRUCTION OF IMPROVEMENTS. Beneficiary shall not have any obligation or incur any liability with respect to the completion of the tenant improvements located in the Premises at the commencement of the term of the Lease.

         7. NOTICE. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt or refusal of delivery.

         8. MISCELLANEOUS. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

         9. LIABILITY AND SUCCESSORS AND ASSIGNS. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability beyond Beneficiary's then equity interest in the Premises and Tenant shall look solely to Beneficiary's then equity interest for the payment and performance of any obligations imposed upon Beneficiary under this Agreement or under the Lease. This Agreement shall run with the land and shall inure to the benefit of the parties and, their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary's interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease that is permitted under the Lease.


                                  EXHIBIT "C"

         IN WITNESS WHEREOF, the parties have executed this Subordination, Non-disturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.


BENEFICIARY:                         METROPOLITAN LIFE INSURANCE COMPANY,
                                     a New York corporation

                                     By
                                          -----------------------
                                     Name
                                          -----------------------
                                     Title
                                          -----------------------


TENANT:                              YOUBET.COM, INC.,
                                     a Delaware corporation

                                     By
                                          -----------------------
                                     Name
                                          -----------------------
                                     Title
                                          -----------------------

                                     By
                                          -----------------------
                                     Name
                                          -----------------------
                                     Title
                                          -----------------------

LESSOR:
                                     ----------------------------
                                     RONALD G. COX, Trustee of
                                     THE R.G. COX REVOCABLE TRUST


                                  EXHIBIT "C"

State of ______________

County of _____________

On ____________, 2000 before me, ___________, personally appeared
____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ____________________________   (Seal)


State of ______________

County of _____________

On _______________, 2000 before me, ______________, personally appeared
____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ____________________________   (Seal)


State of ______________

County of _____________

On __________________, 2000 before me, _____________, personally appeared
______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature ____________________________   (Seal)

                                   EXHIBIT A

                              PROPERTY DESCRIPTION

That certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL 1:

Parcel B of Parcel Map L.A. No. 4147, in the City of Los Angeles, as per map filed in Book 128, Pages 17 and 18 of Parcel Maps, in the Office of the County Recorder of said County.

PARCEL 2:

An easement for vehicular access and parking over the driveways and parking areas as set forth in the Instrument entitled "Reciprocal Grant of Easements Agreement" recorded December 30, 1993 as Instrument No. 93-2546437 and re-recorded February 16, 1994 as Instrument No. 94-329541.

                                   EXHIBIT "D"

                            FORM OF LETTER OF CREDIT

                          [Letterhead of Issuing Bank]

Irrevocable Standby Letter of Credit       No.________ Dated _________

Beneficiary:                               Applicant:
  Ronald G. Cox,                               Youbet.com, Inc.
  Trustee of the R.G. Cox Revocable            [Insert address of Applicant]
   Trust
  [Insert address of Beneficiary]
                                           Amount:
Expiration Date:                             US$[Insert required dollar amount]
  [Insert expiry date of one year after      (_________________U.S. Dollars)
    issuance]

Dear Sirs:

We hereby issue this Irrevocable Standby Letter of Credit in favor of the Beneficiary which is available by payment of the Beneficiary's sight draft(s) for the whole amount stated herein or any part thereof drawn on our bank and accompanied by a statement executed by the Beneficiary stating the following:

         A) The Applicant is in default in the performance of its obligation under its Lease with the Beneficiary;

         B) The Beneficiary has given written notice to the Applicant of the default as required by the Lease and the default has not been cured within the applicable cure period; and

         C) The monetary amount owing to the Beneficiary by reason of the Applicant's default as of the date of the sight draft drawn on bank by the Beneficiary.

         Partial drawings on this Irrevocable Standby Letter of Credit may be made by the Beneficiary.

         We will honor a drawing that complies with the terms of this Irrevocable Standby Letter of Credit regardless of any claims received by us from the Applicant with respect to defenses, claims, credits or off-sets held by or due to the Applicant under the Lease or otherwise.

         The amount of each draft must be endorsed on the reverse of this credit by the Beneficiary. All drafts must be presented to this bank by or before the Expiration Date.

         This Letter of Credit is irrevocable and shall inure to the benefit of all assigns and successors in interest of the Beneficiary.

         This credit is irrevocable, unconditional and transferable. This credit may be transferred without charge one or more times upon receipt of your written instructions submitted in accordance with the Bank's standard transfer form.

         This Credit sets forth in full the terms of our obligation to you, and such undertaking shall not in any way be modified or amplified by any agreement in which this Credit is referred to or to which this Credit relates, and any such reference shall not be deemed to incorporate herein by reference any agreement.

         We hereby engage with drawer and/or bona fide holders that drafts drawn and negotiated in conformity with the terms of this Irrevocable Standby Letter of Credit will be duly honored on presentation.

         This Irrevocable Standby Letter of Credit is issued subject to The Uniform Customs and Practice for Documentary Credit (1993 Revision, ICC, Paris, France, Publication No. 500) and engages us in accordance with all the applicable provisions thereof. The number and date of this credit and the name of the issuing bank must be quoted on your draft(s) required.


                                   EXHIBIT "D"

                        [Insert Name of Issuing Bank and
                     Signature of its Authorized Signatory]


                                   EXHIBIT "D"

                             EXHIBIT "E"

                LESSOR'S CURRENT INSURANCE COVERAGE

ACORD                       [Illegible]                  DATE (MM/DD/YY)
                                                           12/08/1999
- -------------------------------------------------------------------------------

PRODUCER             Serial # 501513       THIS CERTIFICATE IS ISSUED AS A
                                           MATTER OF INFORMATION ONLY AND
     Aon Risk Services of Texas, Inc.      CONFERS NO RIGHTS UPON THE
     2711 North Haskell Avenue             CERTIFICATE HOLDER. THIS
     Suite 800                             CERTIFICATE DOES NOT AMEND, EXTEND
     Dallas, TX  06204                     OR ALTER THE COVERAGE AFFORDED BY
                                           THE POLICIES BELOW.
                                           -----------------------------------

                                           COMPANIES AFFORDING COVERAGE
                                           -----------------------------------
                                           COMPANY
                                             A     ROYAL INSURANCE COMPANY OF
                                                   AMERICA
- ---------------------------------------    -----------------------------------
                                           COMPANY
INSURED                                      B     SAFEGUARD INSURANCE COMPANY
                                           -----------------------------------
    RONALD G. COX                          COMPANY
    C/O TRANSWESTERN VOIT                    C     ILLINOIS NATIONAL INSURANCE
    725 SOUTH FIGUEROA STREET,                     CO./GULF INSURANCE CO.
    SUITE 3050                             -----------------------------------
    LOS ANGELES, CA 90017                  COMPANY
                                             D
- ------------------------------------------------------------------------------
[Illegible]
   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR
   OTHER DOCUMENT WITH RESPECT TO WHICH THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS
   SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.
   LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------

CO                                                POLICY EFFECTIVE  POLICY EXPIRATION
LTR   TYPE OF INSURANCE           POLICY NUMBER   DATE (MM/DD/YY)   DATE (MM/DD/YY)                       LIMITS
- ---   -------------------------   -------------   ---------------   -----------------      -----------------------------------

A     GENERAL LIABILITY           TS460374        11/15/1999        07/05/2000             GENERAL AGGREGATE        $2,000,000

      x  COMMERCIAL GENERAL                                                                PRODUCTS - COMPROP AGG   $2,000,000
      -- LIABILITY
                                                                                           PERSONAL & ADV INJURY    $1,000,000
         CLAIMS MADE X  OCCUR
      --             --                                                                    EACH OCCURRENCE           $1,000,000

         OWNERS & CONTRACTOR'S                                                             FIRE DAMAGE (Any one
                                                                                           fire)                    $   50,000
         PROT
      --                                                                                   MED EXP (Any one person) $    5,000

B     AUTOMOBILE LIABILITY        TX-TS460372
                                   O/S-TS460373   11/15/1999        07/05/2000             COMBINED SINGLE LIMIT    $1,000,000
      X  ANY AUTO
      --                                                                                   BODILY INJURY
                                                                                           (Per person)             $
         ALL OWNED AUTOS
      --                                                                                   BODILY INJURY
                                                                                           (Per accident)           $
         SCHEDULED AUTOS
      --                                                                                   PROPERTY DAMAGE          $

      X  HIRED AUTOS
      --

      X  NON-OWNED AUTOS
      --
B     GARAGE LIABILITY            TX-TS460372     11/15/1999        07/05/2000             AUTO ONLY - EA ACCIDENT  $1,000,000
                                   O/S-TS460373
        ANY AUTO                                                                           OTHER THAN AUTO ONLY:
      --                                                                                          EACH ACCIDENT     $
      X GKLL                                                                                          AGGREGATE     $
      --

C     EXCESS LIABILITY            BE7016413       11/15/1999        07/05/2000             EACH OCCURRENCE           $100,000,000
                                   /GA0430571
      X  UMBRELLA FORM                                                                     AGGREGATE                $100,000,000
      --
         OTHER THAN UMBRELLA
         FORM

A    WORKER'S COMPENSATION AND    TC460371        11/15/1999        07/05/2000            X  A/C STATU-    OTH-
     EMPLOYERS' LIABILITY                                                                 -- TORY LIMITS   ER

     THE PROPRIETOR/                                                                      EL EACH ACCIDENT         $  1,000,000
     PARTNERS/EXECUTIVE X INCL
     OFFICERS ARE:        EXCL                                                            EL DISEASE - POLICY
                                                                                          LIMIT                    $  1,000,000

                                                                                          EL DISEASE - EA
                                                                                          EMPLOYEE                 $  1,000,000

     OTHER

DESCRIPTION OF OPERATIONS      [ILLEGIBLE]      ITEMS

RE: WARNER CENTER -RON COX: BUILDING A-4 - XEROX, 5901 DE SOTO, WOODLAND HILLS, CA 91367
TRANSWESTERN PROPERTY COMPANY WEST, L.L.C. DBA TRANSWESTERN VOIT IS NAMED AS AN ADDITIONAL INSURED AS THEIR INTERESTS MAY APPEAR.

CERTIFICATE HOLDER

     TRANSWESTERN PROPERTY COMPANY WEST, L.L.C.
     DBA TRANSWESTERN-VOIT
     150 NORTH WACKER DRIVE, SUITE 800
     CHICAGO, IL  60606

ACORD 25-0-XXXXXXX

CANCELLATION

  SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

/s/ [ILLEGIBLE]

ACORD     EVIDENCE [Illegible]                      DATE (MM/DD/YY)
                                                      12/08/1999

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER                   214-989-0000            COMPANY      Serial #600222

   Aon Risk Services of Texas, Inc.                1) SEE ATTACHMENT
   2711 North Haskell Avenue                       2) TRAVELERS INDEMNITY
   Suite 800                                          COMPANY
   Dallas, TX  76204

CODE:                SUB CODE:

AGENCY
CUSTOMER ID #:
INSURED                                  LOAN NUMBER     POLICY NUMBER
                                                         SEE ATTACHED
   RON G. COX
   C/O TRANSWESTERN VOIT                 EFFECTIVE DATE  EXPIRATION DATE
   725 SOUTH FIGUEROA STREET,             11/15/1999       07/05/2000
   SUITE 3050
   LOS ANGELES, CA  90017                / / CONTINUED UNTIL TERMINATED IF
                                             CHECKED

                                         THIS REPLACES PRIOR EVIDENCE DATED:


LOCATION/DESCRIPTION

LOCATION: WARNER CENTER - RON COX, BUILDING A4-XEROX, 5901 DE SOTO, WOODLAND HILLS, CA 91367

NAMED INSURED: RON G. COX C/O TRANSWESTERN VOIT

COVERAGE INFORMATION

                   COVERAGE/PERILS/FORMS                                 AMOUNT OF INSURANCE      DEDUCTIBLE
- -------------------------------------------------------------            -------------------      ----------
1) "ALL RISK" OF DIRECT PHYSICAL LOSS OR DAMAGE INCLUDING FLOOD AND
EARTHQUAKE, REPLACEMENT COST. ACTUAL LOSS SUSTAINED (RENTS), NO
CO-INSURANCE. SUBJECT TO POLICY CONDITIONS AND EXCLUSIONS. SEE
ATTACHED FOR LIMITS AND DEDUCTIBLES. BUILDING AND ORDINANCE COVERAGE
INCLUDED.

2) BOILER & MACHINERY (PROPERTY DAMAGE AND BUSINESS INTERRUPTION)
POLICY NO. BMG303D0354. DEDUCTIBLE - 24 HOUR BI & EE/$25,000 FLOOD
AND EARTHQUAKE.                                                                  100,000,000

REMARKS (INCLUDING SPECIAL CONDITIONS)

MORTGAGEE/LOSS PAYEE.

METROPOLITAN LIFE INSURANCE COMPANY
ATTN: RISK MANAGEMENT AREA 3E
(LOAN NO. 80047)
ONE MADISON AVENUE
NEW YORK, NY 10010

CANCELLATIONS

   THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS                    MORTGAGEE     X   ADDITIONAL INSURED
                               ----             -----

                                    LOSS PAYEE
                                    LOAN #

   TRANSWESTERN PROPERTY COMPANY WEST, L.L.C.
   DBA TRANSWESTERN VOIT
   150 WACKER DRIVE, SUITE 800
   CHICAGO, IL 60606

                                               AUTHORIZED REPRESENTATIVE

                                               /s/ [Illegible]

ACORD


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